As filed with the Securities and Exchange Commission on April 6, 2015

Securities Act File No. 333- 201676

Investment Company Act File No. 811-23025

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 2	☒
Post-Effective Amendment No.	☐

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 2	☒

(Check appropriate box or boxes)

TCW Alternative Funds

(Exact Name of Registrant as Specified in Charter)

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1 (213) 244-0000

Patrick W. Dennis, Esq.

Vice President and Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

(Name and Address of Agent for Service)

Copies To:

David A. Hearth, Esq.

Paul Hastings LLP

55 Second Street, 24th Floor

San Francisco, California 94105

(415) 856-7000

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Family of Funds APRIL 6 2015 PROSPECTUS TCW/Gargoyle Hedged Value Fund (I Share: TFHIX; N Share: TFHVX) This Prospectus tells you about the Class I and Class N shares of the TCW/Gargoyle Hedged Value Fund, a series offered by TCW Alternative Funds. Please read this document carefully before investing and keep it for future reference. As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TCW/Gargoyle Hedged Value Fund

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation with lower volatility than a stand-alone stock portfolio.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)

	Share Classes
	I	N
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses (includes interest expense and dividends on securities sold short)	0.80%	0.88%
Total Annual Fund Operating Expenses[1]	1.70%	2.03%
Fee Waiver and/or Expense Reimbursement[2]	0.45%	0.53%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.25%	1.50%

[1]	Based on estimated amounts for the current year

[2]	TCW Investment Management Company, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding taxes, interest, brokerage commissions, dividends on securities sold short, acquired fund fees and expenses, and extraordinary expenses) to 1.25% of average daily net assets with respect to Class I shares and 1.50% of average daily net assets with respect to Class N shares. This contractual fee waiver/expense reimbursement will remain in place through October 31, 2016. During this term, only the Board of Trustees may terminate or modify the terms of the contract. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to any applicable expense caps at the time of recoupment or at the time of waiver and/or reimbursement, whichever is lower.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years
I	$127	$492
N	$153	$585

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate thereby having the effect of decreasing the portfolio turnover rate. If these instruments were included in the calculations, the Fund would have a higher portfolio turnover rate.

Principal Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objective by investing substantially all of its net assets in equity securities of medium-large capitalization companies (the “Stock Portfolio”) that Gargoyle Investment Advisor L.L.C., the Fund’s sub-adviser (the “Sub-Adviser”), believes are attractively priced relative to medium-large capitalization stocks generally and by selling index call options against the Stock Portfolio (the “Options Portfolio”) to partially hedge the Stock Portfolio, reduce volatility and improve the reward/risk of the Stock Portfolio. The Fund considers the largest 1000 companies by market capitalization (companies with market capitalizations over $3.3 billion as of the date of this Prospectus, without limit for large companies) to be medium or large capitalization companies. The equity securities in which the Fund invests are primarily common stocks. The Fund invests primarily in the securities of U.S. companies, but it may also invest in securities of issuers outside of the U.S. Typically, the Fund only invests in a non-U.S. issuer via shares of that issuer listed on a U.S. stock exchange.

In constructing the Stock Portfolio, the Sub-Adviser periodically, and at least monthly, statistically analyzes approximately 2,500 U.S.-listed companies with the largest market capitalizations by comparing a number of fundamental ratios of each company, such as the price-to-earnings ratio and the price-to-sales ratio, against both the company’s historic average as well as the applicable industry’s current average for each such ratio. Based upon these comparisons and through the use of a proprietary algorithm, each company is assigned a number (referred to as the “JScore”), which is the percentage of “fair market value” at which the Sub-Adviser believes each such company is trading. For inclusion in the Stock Portfolio, the Sub-Adviser limits the universe of candidates to those with the largest market capitalization as described above. Based on the JScores, these companies are then divided into three groups as “buy” candidates, “hold” candidates, or “sell” candidates, and the Fund will make a determination as to the appropriate actions for each candidate, after taking into account certain other considerations, such as tax considerations and risk considerations.

In constructing the Options Portfolio, throughout each month, the Sub-Adviser, using proprietary software, determines the “best” basket of indexes on which to sell index call options based on considerations of (1) the degree to which a basket, on a historical basis, would have most closely replicated, on a statistical basis, the performance of the stocks in the current Stock Portfolio (the specific contents of the Stock Portfolio are not relevant to this consideration) and (2) the times at which indexes have the most relatively overvalued options from an options valuation perspective. Between these two considerations, the historical correlation of the basket takes precedence over valuation. Based upon other proprietary software and the experience and judgment of the Sub-Adviser’s portfolio managers, it then typically sells short-term index call options with exercise prices near the index’s current value such that the combined net long market exposure of the long Stock Portfolio and the short Options Portfolio is approximately 50%. This net figure is determined by considering the long exposure of the Stock Portfolio to be 100%. The Options Portfolio is targeted to be sufficiently short so as to reduce the overall Fund market exposure to a net long 50% (after adjustment for the portfolio managers’ subjective judgment as to the future beta of the Stock Portfolio, essentially meaning its expected correlation to market movements).

The Sub-Adviser monitors the Fund’s net long market exposure continually and does not generally adjust the net exposure of the Options Portfolio between expirations if the net long market exposure stays between the risk parameters then in place (currently between 35% and 65%). If due to market conditions, the Fund’s net long market exposure falls outside the risk parameters then in place, the Sub-Adviser will adjust the Options Portfolio with the goal to bring the Fund back within those parameters. To the extent that the Sub-Adviser determines to roll the Options Portfolio forward on or before expiration, the Fund will endeavor to maintain an Options Portfolio of short call options.

As part of its determination of the best combination of options, the Sub-Adviser strives to sell call options so that each month the total premium received for the index call options exceeds 1.5% of the Fund’s net asset value (for a total of 18% per year).

The Fund may invest up to 15% of its net assets in illiquid securities. The Fund may also effect short sales of securities. The Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by that Fund would exceed 10% of the value of the Fund’s net assets. However, short sales effected “against the box” to hedge against a decline in the value of a security owned by the Fund are not subject to this 10% limitation.

Principal Risks

Because the Fund holds instruments with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio instruments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•	Equity Securities Risk: Investments in equity securities involve substantial risks and may be subject to wide and sudden fluctuations in market value, as a result of changes in a company’s financial condition and in overall market, economic and political conditions, changing perception regarding the industries in which the issuing securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

•	Market Risk: Market risk is the risk that the markets in which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

•	Value Stock Risk: A value stock may not reach what the Sub-Adviser believes is its full market value, its intrinsic value may go down, or it may be appropriately priced at the time of purchase.

•	Medium Capitalization Company Risk: Investing in the securities of mid-cap companies could entail greater risks than investments in larger, more established companies. Companies with medium sized market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Fund’s assets.

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•	Liquidity Risk: Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold, the Fund may have to sell them at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on the Fund’s performance. Such securities may also be difficult to value and their values may be more volatile due to liquidity risk. Increased Fund redemption activity, which may occur in a rising interest rate environment or for other reasons, may negatively impact Fund performance and increase liquidity risk due to the need of the Fund to sell portfolio securities. The securities of many of the companies with medium sized capitalizations may have less “float” (the number of shares that normally trade) and less interest in the market and therefore are subject to liquidity risk.

•	Short Sale Risk: The Fund may engage in short sales, transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security (typically from brokers or other institutions) to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. Because a borrowed security could theoretically increase in price without limitation, the loss associated with short selling is potentially unlimited. To the extent that the Fund reinvests proceeds received from selling securities short, it may effectively create leverage. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.

•	Leverage Risk: Leverage may result from certain transactions, including the use of derivatives (including options), borrowing and reverse repurchase agreements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage, and during periods of adverse market conditions, the use of leverage may cause the Fund to lose more money than would have been the case if leverage was not used. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements.

•	Models Risk: The proprietary algorithm and software (collectively, “models”) used by the Sub-Adviser to determine or guide investment decisions may not achieve the objectives of the Fund. Any imperfections or limitations in the analyses and models could affect the ability of the Sub-Adviser to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate, and/or it may not include the most recent information about a company or a security. Additionally, the Sub-Adviser is able to adjust the models or, under certain adverse conditions, to deviate from the models employed by it. Such adjustments or deviations may not achieve the objectives of the Fund and may produce lower returns and/or higher volatility compared to what the returns and volatility of the Fund would have been if the Sub-Adviser had not adjusted or deviated from the models.

•	Foreign Securities Risk: Investments in foreign securities may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. Typically, the Fund only invests in a non-U.S. issuer via shares of that issuer listed on a U.S. stock exchange, and therefore is subject to the accounting, auditing and financial reporting standards of that exchange. Political or social instability, civil unrest, acts of terrorism and regional economic volatility are other potential risks that could impact an investment in a security of a non-U.S. issuer.

•	Currency Risk: The Fund is subject to currency risk when the Fund invests in foreign issuers. Currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar may affect the finances of a foreign issuer, which could affect the value of that issuer’s U.S.-listed, U.S. dollar-denominated securities held by the Fund. Such fluctuations in currency exchange rates may be caused by, among others, inflation, interest rates, budget deficits, political factors and government controls.

•	Index Call Option Writing Risk: As the writer of an index call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the index covering the call option above the sum of the option premium received and the exercise price of the call option. Since the Fund’s investment strategy does not contemplate investing in or replicating a particular index, the Fund will not profit from increases in market value of a particular index. Therefore, selling index call options also can limit the Fund’s opportunity to profit from an increase in the market value of the Stock Portfolio; however, only to the extent that the Stock Portfolio correlates with the index underlying the call option written by the Fund.

•	Correlation and Hedging Risk: As part of its investment strategy, the Fund sells index call options to hedge the Stock Portfolio. There is the risk that the returns of the Stock Portfolio do not correlate with those of the indexes on which the call options are written. Further, the Sub-Adviser may not correctly assess the degree of correlation between the performance of the basket of indexes used in the hedging strategy and the performance of the equity securities in the Stock Portfolio being hedged. It is also not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.

•	High Portfolio Turnover Risk: The investment techniques used by the Fund may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund. The portfolio turnover rate of the Fund cannot be accurately predicted. Nevertheless, the annual portfolio turnover rate of the Fund is generally not expected to exceed 100%.

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•	Management Risk: The skills of the Adviser and the Sub-Adviser will play a significant role in the Fund’s ability to achieve its investment objective.

•	New Fund Risk: The Fund is new. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy or may not employ a successful investment strategy, which could result in the Fund being liquidated at any time without shareholder approval and could have negative tax consequences for shareholders.

•	Alternative Strategies Risk: The investment strategies employed by the Fund are alternative strategies that have not been applied to mutual funds for an extended period of time. Accordingly, the Fund is subject to the risk that anticipated opportunities do not play out as planned, or that there are unexpected challenges in implementing the Fund’s strategies due to regulatory constraints for mutual funds.

Investment Results

The following performance information relates to the Institutional Class shares of the RiverPark/Gargoyle Hedged Value Fund, a series of RiverPark Funds Trust (the “Predecessor Fund”). The Predecessor Fund offered two classes of shares, Retail Class (RGHVX) and Institutional Class (RGHIX), which invested in the same portfolio of securities, but had different returns based on their respective expenses. Retail Class shares had lower returns than Institutional Class shares because of their higher expenses. Prior to the Fund’s commencement of business, the Predecessor Fund will reorganize into the Fund, a series of TCW Alternative Funds. Performance information shown prior to December 31, 2014 is that of the Institutional Class shares of the Predecessor Fund. The Fund charges the same management fee as the Predecessor Fund and the Fund’s total operating expenses after fee waiver or expense reimbursement will be the same as those of the Predecessor Fund. If the Predecessor Fund were charged the same fees and expenses of the Fund, the annual returns for the Predecessor Fund would have been the same. Performance information shown prior to April 30, 2012 is for the Predecessor Fund’s predecessor partnership (Gargoyle Hedged Value Fund L.P.). (1) The predecessor partnership was merged into and reorganized as the Predecessor Fund as of April 30, 2012. The merger and reorganization of the predecessor partnership into the Predecessor Fund was for purposes entirely unrelated to the establishment of a performance record. The Predecessor Fund was managed by the same investment adviser (i.e., its sub-adviser, Gargoyle Investment Advisor, L.L.C.) and in a manner that was in all material respects equivalent to the management of the predecessor partnership since January 2000. The predecessor partnership was formed and commenced operations in 1997; however, substantial changes were made to the strategy in January 2000, consistent with the strategy that the Predecessor Fund pursued. During its operating history since January 2000, the predecessor partnership’s investment policies, objectives, guidelines and restrictions were in all material respects equivalent to the Predecessor Fund’s. The information for periods prior to April 30, 2012 shows how the predecessor partnership’s performance varied from year to year, and reflects the actual fees and expenses that were charged when the Predecessor Fund was a partnership. When the Predecessor Fund was a partnership, it charged investors a 20% performance fee. The Predecessor Fund did not charge a performance fee. If the predecessor partnership were charged the same fees and expenses as the Predecessor Fund, the annual returns for the predecessor partnership would have been higher. From its inception through April 30, 2012, the predecessor partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended, or the Internal Revenue Code of 1986, as amended, which if they had been applicable, might have adversely affected its performance. The Fund has only adopted the financial statements of the Predecessor Fund since it has been a registered investment company and not its financial statements as an unregistered partnership. Annual performance returns provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. Comparison of performance to an appropriate index indicates how the Fund’s, the Predecessor Fund’s and the predecessor partnership’s average annual returns compare with those of a broad measure of market performance. The Predecessor Fund’s and the predecessor partnership’s past performance is not necessarily an indication of how the Fund will perform in the future. Past performance is no guarantee of future results.

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(1)	Prior to April 30, 2012, the Predecessor Fund was a private partnership and had one class of units.

During the period of time shown in the bar chart, the highest quarterly return was 22.51% for the quarter ended June 30, 2009, and the lowest quarterly return was (20.52)% for the quarter ended December 31, 2008.

The performance table below shows how the Predecessor Fund’s average annual returns for each of the periods ended December 31, 2014, compared to that of the Predecessor Fund’s benchmarks (S&P 500 Total Return Index and the Russell 1000 Value Index):

Average Annual Total Returns

	Inception Date	1 Year	5 Years	10 Years
Predecessor Fund - Institutional Class Shares	04/30/2012
Return Before Taxes		4.62%	11.90%	7.81%
Return After Taxes on Distributions*		3.50%	N/A **	N/A **
Return After Taxes on Distributions and Sale of Fund Shares*		3.50%	N/A **	N/A **
Predecessor Fund - Retail Class Shares	05/04/2012
Return Before Taxes		4.41%	11.76%	7.74%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)		13.69%	15.45%	7.67%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)		13.45%	15.42%	7.30%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns are for Institutional Class shares only. The after-tax returns for Retail Class shares will vary. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**	After-tax returns are not shown where noted because the privately offered fund, unlike a regulated investment company, was not required to make annual distributions to its investors.

Updated performance information is available by calling the Fund, toll free, at (800) 241-4671, or by visiting the Fund’s website at www.TCW.com.

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Advisers and Portfolio Managers

Adviser

TCW Investment Management Company

Sub-Adviser

Gargoyle Investment Advisor L.L.C.

Portfolio Manager	Managed Fund Since
Joshua B. Parker	2015
Managing Partner

Alan L. Salzbank	2015
Managing Partner

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day (normally any day that the New York Stock Exchange is open). Generally, purchase and redemption orders for shares of the Fund are processed at the net asset value next calculated after an order is received by the Fund. You may conduct transactions by mail (TCW Alternative Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9886, Providence, RI 02940), or by telephone at (800) 241-4671. You may also purchase or redeem shares of the Fund through your dealer or financial adviser.

Purchase Minimums for all Share Classes

The following table provides the minimum initial and subsequent investment requirements for each share class. The minimums may be reduced or waived in some cases.

Type of Account	Minimum Initial Investment	Minimum Subsequent Investments
Class N:
Regular	$5,000	$0
Individual Retirement Account (“IRA”)	$1,000	$0
Automatic Investment Plan	$5,000	$100

Class I:
Regular accounts	$1,000,000	$25,000

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Adviser may, directly or through the Fund’s principal underwriter, pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Fund Information

Investment Objective

TCW/Gargoyle Hedged Value Fund (the “Fund”) is a series of the TCW Alternative Funds (the “Trust”). The Fund’s investment objective is to seek long-term capital appreciation with lower volatility than a stand-alone stock portfolio. The Fund’s investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without a vote of the shareholders; however, shareholders will be provided at least 60 days’ prior notice of any such change.

Principal Investment Strategies

The Fund has adopted a policy to provide the Fund’s shareholders with at least 60 days’ prior notice of any change in the principal investment strategies of the Fund.

The Fund may use certain types of investments and investing techniques that are described in more detail in the Statement of Additional Information (“SAI”). In response to adverse market, economic, political, or other conditions, the Fund may, from time to time, take temporary defensive positions by investing a substantial part of its assets in high quality short-term money market instruments. To the extent that the Fund assumes a temporary defensive position, it may not achieve its investment objective during that time.

The summary section for the Fund at the beginning of this Prospectus contains a summary of the Fund’s principal investment strategies. The information below describes in greater detail the principal investment strategies of the Fund.

Under normal market conditions, the Fund seeks to achieve its investment objective by investing substantially all of its net assets in equity securities of medium-large capitalization companies (the “Stock Portfolio”) that Gargoyle Investment Advisor L.L.C., the Fund’s sub-adviser (the “Sub-Adviser”), believes are attractively priced relative to medium-large capitalization stocks generally and by selling index call options against the Stock Portfolio (the “Options Portfolio”) to partially hedge the Stock Portfolio, reduce volatility and improve reward/risk of the Stock Portfolio. The Stock Portfolio as a whole serves as the underlying securities, and a basket of index call options are written (sold) in place of individual equity options. While the Sub-Adviser views the Fund as one integrated portfolio in its effort to achieve the Fund’s stated investment objective, the Stock Portfolio and the Options Portfolio investment approaches can be viewed independently.

The Fund considers the largest 1000 companies by market capitalization (companies with market capitalizations over $3.3 billion as of the date of this Prospectus, without limit for large companies) to be medium or large capitalization companies. The equity securities in which the Fund invests are primarily common stocks. The Fund invests primarily in the securities of U.S. companies, but it may also invest in securities of issuers outside of the U.S. Typically, the Fund only invests in a non-U.S. issuer via shares of that issuer listed on a U.S. stock exchange.

In constructing the Stock Portfolio, the Sub-Adviser periodically, and at least monthly, statistically analyzes approximately 2,500 U.S.-listed companies with the largest market capitalizations. For each company, the Sub-Adviser compares a number of fundamental ratios, such as the price-to-earnings ratio and the price-to-sales ratio, against both the company’s historic average as well as the applicable industry’s current average for each such ratio. The goal is to identify those companies whose current fundamental ratios are low relative to their own historic ratios and their industry’s current ratios rather than to identify companies with the lowest ratios on an absolute basis. Based upon these comparisons and through the use of a proprietary algorithm, each company is assigned a number (referred to as the “JScore”), which is the percentage of “fair market value” at which the Sub-Adviser believes each such company is trading.

While the Sub-Adviser analyzes approximately 2,500 companies, it limits the universe of candidates for inclusion in the Stock Portfolio to those with the largest market capitalization (typically the largest 1,000 companies). Based on the JScores, these companies are then divided into three groups: a company with a JScore substantially below 95% is a “buy” candidate, a company with a JScore below, but not significantly below, 95% is a “hold” candidate, and a company with a JScore above 95% is considered a “Sell” candidate. With respect to “buy” candidates, the Fund will generally purchase a “buy” candidate if the Fund has additional capital to invest, subject to certain subjective criteria and risk considerations, such as the limitations as to Fund investment in a single company, industry or sector. With respect to “hold” candidates, if the Fund does not already own a “hold” candidate, the Fund will generally not buy the “hold” candidate; and if the Fund already owns the “hold” candidate, the Fund will generally not sell the “hold” candidate unless, pursuant to a proprietary algorithm and in consideration of potential tax consequences, it determines that the Fund’s current holding in the “hold” candidate should be reduced or fully liquidated. With respect to “sell” candidates, the Fund will generally, subject to certain tax considerations, sell its current holding of a “sell” candidate in order to meet redemption requests or to provide funds to purchase “buy” candidates.

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The second prong of the Fund’s investment strategy is to sell index call options against the Stock Portfolio in an effort to increase the Fund’s income, reduce the volatility of its returns and, in general, improve the reward/risk of the Stock Portfolio. In constructing the Options Portfolio, throughout each month, the Sub-Adviser, using proprietary software, determines the “best” basket of indexes on which to sell index call options based on considerations of (1) the degree to which a basket, on a historical basis, would have most closely replicated, on a statistical basis, the performance of the stocks in the current Stock Portfolio (the specific contents of the Stock Portfolio are not relevant to this consideration) and (2) the times at which indexes have the most relatively overvalued options from an options valuation perspective. Between these two considerations, the historical correlation of the basket takes precedence over valuation. Based upon other proprietary software and the experience and judgment of the Sub-Adviser’s portfolio managers, it then typically sells short-term index call options with exercise prices near the index’s current value such that the combined net long market exposure of the long Stock Portfolio and the short Options Portfolio is approximately 50%. This net figure is determined by considering the long exposure of the Stock Portfolio to be 100%. The Options Portfolio is targeted to be sufficiently short so as to reduce the overall Fund market exposure to a net long 50% (after adjustment for the portfolio managers’ subjective judgment as to the future beta of the Stock Portfolio, essentially meaning its expected correlation to market movements).

The Sub-Adviser aims for the Fund to have, on an options-adjusted basis, a 50% net long market exposure. The Sub-Adviser monitors the Fund’s net long market exposure continually and does not generally adjust the net exposure of the Options Portfolio between expirations if the net long market exposure stays between the risk parameters then in place (currently between 35% and 65%, as such is determined by the Sub-Adviser, taking into account the expected future beta of the Stock Portfolio and the effects of changing option volatility). If due to market conditions, the Fund’s net long market exposure falls outside the risk parameters then in place, the Sub-Adviser will adjust the Options Portfolio with the goal to bring the Fund back within those parameters. To the extent that the Sub-Adviser determines to roll the Options Portfolio forward on or before expiration, the Fund will endeavor to maintain an Options Portfolio of short call options.

As part of its determination of the best combination of options, the Sub-Adviser strives to sell index call options so that each month the total premium received for the index call options exceeds 1.5% of the Fund’s net asset value (for a total of 18% per year). The premium, the exercise price and the value of the index underlying an index call option determine the gain or loss realized by the Fund as the seller of the index call option, and there can be no guarantee of any positive returns in any given month.

Although the Sub-Adviser will endeavor to sell short-term index call options, the Fund may implement other options strategies to hedge the Stock Portfolio, such as selling index call options other than short-term options, purchasing put options (on a stock, a sector index or a market index), or selling call options on individual stocks or sector indexes.

The Fund may invest up to 15% of its net assets in illiquid securities. The Fund may also effect short sales of securities. The Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by that Fund would exceed 10% of the value of the Fund’s net assets. However, short sales effected “against the box” to hedge against a decline in the value of a security owned by the Fund are not subject to this 10% limitation.

Principal Risks

The Fund is affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser and the Sub-Adviser make with respect to the investments of the Fund will not accomplish what they were designed to achieve or that the investments will have disappointing performance.

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment may earn for you — and the more you can lose. Because the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up.

Your investment in the Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person. You can lose money by investing in the Fund. When you sell your shares of the Fund, they could be worth more or less than what you paid for them.

Your investment in the Fund may be subject (in varying degrees) to the following risks discussed below. The Fund may be more susceptible to some of the risks than others.

Allocation Risk

The Fund’s investment performance depends on how its assets are allocated and reallocated according to its allocation targets and ranges. A principal risk of investing in the Fund is that the Sub-Adviser will make less than optimal or poor allocation decisions. The Sub-Adviser attempts to identify investment allocations that will optimize returns given various levels of risk tolerance; however, there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Sub-Adviser will focus on investments that perform poorly or underperform other investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

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Alternative Strategies Risk

The investment strategies employed by the Fund are alternative strategies that have not been applied to mutual funds for an extended period of time. Accordingly, the Fund is subject to the risk that anticipated opportunities do not play out as planned, or that there are unexpected challenges in implementing the Fund’s strategies due to regulatory constraints for mutual funds.

Correlation and Hedging Risk

As part of its investment strategy, the Fund sells index call options to hedge the Stock Portfolio. There is the risk that the returns of the Stock Portfolio do not correlate with those of the indexes on which the call options are written. Further, the Sub-Adviser may not correctly assess the degree of correlation between the performance of the basket of indexes used in the hedging strategy and the performance of the equity securities in the Stock Portfolio being hedged. If the degree of correlation is sufficiently low, the Fund could incur losses, even during times that the Stock Portfolio generates profits. It is also not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. Hedging may also reduce gains or result in losses.

Currency Risk

The Fund is subject to currency risk when the Fund invests in foreign issuers. Currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar may affect the finances of a foreign issuer, which could affect the value of that issuer’s U.S.-listed, U.S. dollar-denominated securities held by the Fund. Such fluctuations in currency exchange rates may be caused by, among others, inflation, interest rates, budget deficits, political factors and government controls.

Equity Securities Risk

Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer, including convertible securities, depository receipts, and rights and warrants. Equity securities risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and can decline in value over short or extended periods. Investments in equity securities involve substantial risks and may be subject to wide and sudden fluctuations in market value, as a result of changes in a company’s financial condition and in overall market, economic and political conditions, changing perception regarding the industries in which the issuing securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Foreign Securities Risk

Investments in foreign securities may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. Typically, the Fund only invests in a non-U.S. issuer via shares of that issuer listed on a U.S. stock exchange, and therefore is subject to the accounting, auditing and financial reporting standards of that exchange. Political or social instability, civil unrest, acts of terrorism and regional economic volatility are other potential risks that could impact an investment in a security of a non-U.S. issuer.

Frequent Trading Risk

Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities, which may detract from the Fund’s performance. The portfolio turnover rate of the Fund cannot be accurately predicted. Nevertheless, the annual portfolio turnover rate of the Fund is generally not expected to exceed 100%.

Globalization Risk

The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the United States economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging and developing market countries.

High Portfolio Turnover Risk

The investment techniques used by the Fund may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of transaction costs, including brokerage fees and commissions and dealer mark-ups, which may reduce the performance of the Fund. High portfolio turnover rates may also result in increased capital gains, including short-term capital gains, which will generally be taxable to shareholders as ordinary income and would increase a shareholder’s tax liability unless shares are held through a tax-deferred or tax-exempt vehicle. The portfolio turnover rate of the Fund cannot be accurately predicted. Nevertheless, the annual portfolio turnover rate of the Fund is generally not expected to exceed 100%.

Investment Style Risk

The Fund may be subject to investment style risk. The Sub-Adviser’s investment styles may be out of favor at times or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

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Issuer Risk

The value of securities held by the Fund may decline for a number of reasons that directly relate to an issuer, such as changes in the financial condition of the issuer, management performance, financial leverage and reduced demand for the issuer’s goods and services. The amount of dividends paid with respect to equity securities, or the ability of an issuer to make payments in connection with debt securities, may decline for reasons that relate to the issuer, such as changes in an issuer’s financial condition or a decision by the issuer to pay a lower dividend, or reasons that relate to the broader financial system. In addition, there may be limited public information available for the Sub-Adviser to evaluate foreign issuers.

Leverage Risk

Leverage may result from certain transactions, including the use of derivatives (including options), borrowing and reverse repurchase agreements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage, and during periods of adverse market conditions, the use of leverage may cause the Fund to lose more money than would have been the case if leverage was not used. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements.

Liquidity Risk

Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold, the Fund may have to sell them at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on the Fund’s performance. Such securities may also be difficult to value and their values may be more volatile due to liquidity risk. Increased Fund redemption activity, which may occur in a rising interest rate environment or for other reasons, may negatively impact Fund performance and increase liquidity risk due to the need of the Fund to sell portfolio securities. The securities of many of the companies with medium sized capitalizations may have less “float” (the number of shares that normally trade) and less interest in the market and therefore are subject to liquidity risk.

Management Risk

The skills of the Adviser and the Sub-Adviser will play a significant role in the Fund’s ability to achieve its investment objective, and there is the risk that an investment strategy may fail to produce the intended results. The Fund’s ability to achieve its investment objectives depends on the investment skills and ability of the Adviser and the Sub-Adviser and on their ability to correctly identify economic trends, and there can be no assurance that the Fund will achieve its investment objective or achieve positive results. The Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect and may not anticipate actual market movements or the impact of economic conditions generally. No matter how well a portfolio manager evaluates market conditions, the securities a portfolio manager chooses may fail to produce the intended result, and you could lose money on your investment in the Fund.

Market Risk

Market risk is the risk that the markets in which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. Certain stocks may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general.

Medium Capitalization Company Risk

The Fund invests in the securities of medium capitalization companies, which could entail greater risks than investing in larger, more established companies. Companies with medium sized market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies, and their stock prices may be based in substantial part on future expectations rather than current achievements. As a result, their performance can be more volatile, their securities may be less liquid and subject to more severe, abrupt or erratic market movements, they are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession, and they face a greater risk of business failure. Further, medium capitalization companies may have less publicly available information than larger, more established companies, and, when available, it may be inaccurate or incomplete.

Models Risk

The proprietary algorithm and software (collectively, “models”) used by the Sub-Adviser to determine or guide investment decisions may not achieve the objectives of the Fund. Any imperfections or limitations in the analyses and models could affect the ability of the Sub-Adviser to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate, and/or it may not include the most recent information about a company or a security. Additionally, the Sub-Adviser is able to adjust the models or, under certain adverse conditions, to deviate from the models employed by it. Such adjustments or deviations may not achieve the objectives of the Fund and may produce lower returns and/or higher volatility compared to what the returns and volatility of the Fund would have been if the Sub-Adviser had not adjusted or deviated from the models.

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New Fund Risk

The Fund is new. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy or may not employ a successful investment strategy, which could result in the Fund being liquidated at any time without shareholder approval and could have negative tax consequences for shareholders. The Sub-Adviser also may not be fully able to implement their investment strategies within the regulatory constraints for mutual funds.

Options Risk

An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. When the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

Index Call Option Writing Risk. An index call option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any appreciation in the value of the reference index over the exercise price as of the valuation date of the option. Upon entering into the position, a premium is paid by the purchaser to the seller. When an index call option is exercised, the seller is required to deliver an amount of cash determined by the excess, if any, of the value of the index at contract termination over the exercise price of the option. Selling index call options can reduce the risk of owning the Stock Portfolio because declines in the value of the Stock Portfolio would be offset to the extent of the up-front cash (premium) received at the time of selling the call option. However, as the writer of an index call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the index covering the call option above the sum of the option premium received and the exercise price of the call option. Since the Fund’s investment strategy does not contemplate investing in or replicating a particular index, the Fund will not profit from increases in market value of a particular index. Therefore, selling index call options also can limit the Fund’s opportunity to profit from an increase in the market value of the Stock Portfolio; however, only to the extent that the Stock Portfolio correlates with the index underlying the call option written by the Fund.

Price Volatility Risk

The value of the Fund’s investment portfolio will change as the prices of its investments go up or down. The Fund’s returns will vary, and you may lose money. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. Different parts of the market and different types of securities can react differently to developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region or market as a whole. Prices of most securities tend to be more volatile in the short-term. Therefore, an investor who trades frequently or redeems in the short-term is more likely to incur a loss than an investor who holds investments for the longer-term. The fewer issuers in which the Fund invests there are, the greater the potential volatility of its portfolio will be.

Regulatory Risk

Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The Dodd-Frank Wall Street Reform and Consumer Protection Act includes a number of statutory provisions, rulemaking directives and required studies that could directly or indirectly impact the Fund through (i) provisions impacting the regulatory framework relating to the Fund; (ii) provisions impacting the Fund as an investor; (iii) enhancements to the enforcement authority of the U.S. Securities and Exchange Commission (“SEC”); (iv) risk regulation of “systemically important” financial institutions; and (v) mandated studies that may have further effects on the Fund. Such legislation may impact the Fund in ways that are unforeseeable.

Securities Selection Risk

The specific securities held in the Fund’s investment portfolio may underperform those held by other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

Short Sale Risk

The Fund may engage in short sales, transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security (typically from brokers or other institutions) to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. Because a borrowed security could theoretically increase in price without limitation, the loss associated with short selling is potentially unlimited. To the extent that the Fund reinvests proceeds received from selling securities short, it may effectively create leverage. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.

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Value Stock Risk

Value stocks represent companies that tend to have lower than average price to earnings ratios and are therefore cheaper than average relative to the companies’ earnings. These companies may have relatively weak balance sheets, and during economic downturns, these companies may have insufficient cash flow to pay their debt obligations and may have difficulty finding additional financing needed for their operations. A value stock may not reach what the Sub-Adviser believes is its full market value if other investors fail to recognize the stock’s value or the catalyst that the Sub-Adviser believes will increase the price of the stock does not affect the price of the stock in the manner or to the degree that the Sub-Adviser anticipates. Additionally, the intrinsic value of a value stock may go down, or it may be appropriately priced at the time of purchase.

Management of the Fund

Investment Adviser

The Fund’s investment Adviser is TCW Investment Management Company (the “Adviser”) and has its principal place of business at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. The Adviser was organized in 1987 as a wholly owned subsidiary of The TCW Group, Inc. (“TCW”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

As of December 31, 2014, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $163.4 billion in assets under management or committed to management.

The Trust, on behalf of the Fund, and the Adviser have entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”), under the terms of which the Fund has employed the Adviser to, subject to the direction and supervision of the Board, provide investment advisory and management services, including, among others, managing the investment of the assets of the Fund, administering the day-to-day operations of the Fund, furnishing to the Trust office space and all necessary office facilities, supplies and equipment, and arranging for officers or employees of the Adviser to serve, without compensation from the Trust, as officers, trustees or employees of the Trust.

Pursuant to the Advisory Agreement, the Adviser may employ one or more sub-advisers as the Adviser may believe to be particularly fitted to assist the Adviser in the performance of the Advisory Agreement, provided that the compensation of any sub-adviser shall be paid by the Adviser. Currently, the Fund has one sub-adviser, the Sub-Adviser.

Management Fees and Other Expenses

Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following management fees:

Fund	Annual Management Fee (As Percent of Average Net Asset Value)
TCW/Gargoyle Hedged Value Fund	0.90%

The Adviser, not the Fund, is responsible for the payment of sub-advisory fees to the Sub-Adviser. Under the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with the Sub-Adviser, the Adviser pays to the Sub-Adviser as compensation for the services rendered thereunder the following sub-advisory fees:

Fund	Annual Sub-Advisory Fee (As Percent of Average Net Asset Value)
TCW/Gargoyle Hedged Value Fund	0.38% - 0.70%*

*	Varies based on average net asset value and Fund and Adviser expenses.

Pursuant to the Operating Expenses Agreement between the Adviser and the Fund (the “Operating Expenses Agreement”), the Adviser has agreed to waive its investment management fee and/or reimburse the operating expenses of the Fund to the extent the Fund’s operating expenses (excluding taxes, interest, brokerage commissions, dividends on securities sold short, acquired fund fees and expenses, and extraordinary expenses) exceed, in the aggregate, the rate per annum, as set forth below.

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Fund	Expense Cap (As Percent of Average Net Asset Value)
TCW/Gargoyle Hedged Value Fund
Class N	1.50%
Class I	1.25%

This contractual fee waiver/expense reimbursement will remain in place through October 31, 2016. During this term, only the Board may terminate or modify the terms of the Operating Expenses Agreement. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to any applicable expense caps at the time of recoupment or at the time of waiver and/or reimbursement, whichever is lower.

The Advisory Agreement and the Sub-Advisory Agreement were approved by a majority of the Board, including the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), with respect to the Fund, at an in-person meeting called for the purpose of voting on such approval and held on March 9, 2015. A discussion regarding the basis for the Board’s approval of the Advisory Agreement and the Sub-Advisory Agreement for the Fund will be contained in the Trust’s semi-annual report to shareholders for the period ending April 30, 2015.

Manager of Managers Structure

The Adviser and the Trust intend to apply for, and expect to receive, an exemptive order from the SEC to operate under a manager of managers structure that, subject to certain conditions, permits the Adviser, with the approval of the Board, including a majority of the Independent Trustees, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend or terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). There is no guarantee that such exemptive order will be granted. Under the Manager of Managers Structure, the Adviser has responsibility, subject to the oversight of the Board, for evaluating the sub-advisers and recommending to the Board their hiring, termination, or replacement. The exemptive order also permits the Fund to disclose sub-advisory fees in the aggregate, and not individually, in the Trust’s registration statement. The exemptive order does not apply to any sub-adviser that is affiliated with the Trust or the Adviser.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager of Managers Structure will not: (1) permit management fees paid by the Fund to the Adviser to be increased without shareholder approval; or (2) diminish the Adviser’s responsibilities to the Fund, including the Adviser’s overall responsibility for overseeing the portfolio management services furnished by the sub-advisers. Shareholders will be notified of the hiring of a new sub-adviser within 90 days after the hiring of the new sub-adviser.

Sub-Adviser

As permitted by the Advisory Agreement, the Adviser has retained the Sub-Adviser, Gargoyle Investment Advisor L.L.C., to serve as the sub-adviser of the Fund, pursuant to the Sub-Advisory Agreement.

The Sub-Adviser is a New York limited liability company formed in 1999 and has its principal place of business at 285 Grand Avenue, Building One, Englewood, New Jersey 07631. The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act. As of December 31, 2014, the Sub-Adviser had $411 million in assets under management and an additional $75 million in assets under advisement.

The Sub-Adviser specializes in sophisticated equity options strategies. It provides investment management services to institutional investors through the use of an option overlay strategy for equity portfolios. It also acts as the investment manager to various hedge funds and as the sub-adviser to a mutual fund.

Pursuant to the Sub-Advisory Agreement, the Sub-Adviser has full discretionary authority to manage the investment and reinvestment of the Fund’s assets, including the authority to purchase, sell, cover open positions, and generally deal in securities, derivatives and other property comprising or relating to the Fund.

Portfolio Managers

The summary section for the Fund at the beginning of the Prospectus provides the names and titles of the Fund’s portfolio managers as well as their tenure with the Fund. Please see the SAI for additional information about other accounts managed by the portfolio managers, the portfolio managers’ compensation and the portfolio managers’ ownership of shares of the Fund.

Listed below are the portfolio managers who provide the day-to-day management of the assets of the Fund, as well as a summary of each such portfolio manager’s business experience.

Joshua B. Parker	Mr. Parker is a Managing Partner of the Sub-Adviser. He has been the co-portfolio manager of RiverPark/Gargoyle Hedged Value Fund, an open-end registered investment company, since that Fund’s inception in April 2012 and has been a portfolio manager of that Fund’s predecessor partnership since January 1997. Mr. Parker has been a Managing Partner of The Gargoyle Group since 1998. From 1988 through 1998, Mr. Parker was General Counsel, then Executive Vice President, of Kenmar Advisory Corp. and its affiliates, one of the leading managers of managers in the managed futures industry. From 1986 to 1988, Mr. Parker was a member of, and an options market-maker on, the American Stock Exchange. From 1996 to 1999, Mr. Parker was also a member of the Government Relations Committee of the Managed Funds Association. Mr. Parker is a graduate of Yale University and the New York University School of Law.

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Alan L. Salzbank	Mr. Salzbank is a Managing Partner of the Sub-Adviser. He has been the co-portfolio manager of RiverPark/Gargoyle Hedged Value Fund, an open-end registered investment company, since that Fund’s inception in April 2012 and has been a portfolio manager of that Fund’s predecessor partnership since January 1997. Mr. Salzbank has been a Managing Partner of The Gargoyle Group since 1999. From 1987 to 1998, Mr. Salzbank was a member of the American Stock Exchange. From 1985 to 1987, Mr. Salzbank was a retail branch manager in the Paramus, New Jersey office of Gruntal & Co. From 1980 to 1985, Mr. Salzbank was the Director of the futures department and a Limited Partner at Herzfeld & Stern. From 1975 to 1980, he was a Commodity Analyst and Futures Sales Specialist at Merrill Lynch, as well as the founding editor of the Merrill Lynch “Weekly Futures Report.” Mr. Salzbank is a graduate of the Wharton School of the University of Pennsylvania with a degree in Economics, and received an MBA from the New York University School of Business.

Payments by the Adviser

The Adviser pays certain costs of marketing the Fund from legitimate profits from its management fees and other resources available to it. The Adviser may also share with financial intermediaries (as defined below in the “Your Investment – Account Policies and Services – Calculation of NAV” section) certain marketing expenses or pay for the opportunity to distribute the Fund, sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs. The Adviser or its affiliates may pay amounts from their own resources to third parties, including brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing record keeping, sub-accounting, transaction processing and other administrative services. These payments, which may be substantial, are in addition to any fees that may be paid by the Fund for these types of or other services.

The amount of these payments is determined from time to time by the Adviser and may differ among such financial intermediaries. Such payments may provide incentives for such parties to make shares of the Fund available to their customers, and may allow the Fund greater access to such parties and their customers than would be the case if no payments were paid. Such access advantages include, but are not limited to, placement of the Fund on a list of mutual funds offered as investment options to the financial intermediary’s customers (sometimes referred to as “Shelf Space”); access to the financial intermediary’s registered representatives; and/or ability to assist in training and educating the financial intermediary’s registered representatives. These payment arrangements will not, however, change the price an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of the investor. These payments may create potential conflicts of interests between an investor and a financial intermediary who is recommending a particular mutual fund over other mutual funds.

You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund and you should contact your financial intermediary for details about any payments it may receive from the Fund or from the Adviser. Payments are typically based on a percentage of assets under management or based on the number of customer accounts or a combination thereof.

Multiple Class Structure

The Fund currently offers two classes of shares: Class I shares and Class N shares. Shares of each class of the Fund represent an equal pro rata interest in the Fund and both classes generally have the same voting, liquidation, and other rights. The Class I shares are offered at the current net asset value. The Class N shares are offered at the current net asset value, but are subject to fees imposed under a Share Marketing Plan (Rule 12b-1 Plan) (the “Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the Fund’s distributor for distribution and related services at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N shares. The fee may also be used to pay financial intermediaries for the sales support services and related expenses and shareholder servicing fees. The shareholder servicing fees are paid to compensate financial intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the Fund’s shares. Because these fees are paid out of the Fund’s Class N assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Because the expenses of each class may differ, the performance of each class is expected to differ.

Other Shareholder Servicing Expenses Paid by the Fund

The Fund is authorized to compensate each broker-dealer and other third-party intermediary up to such percentage as approved by the Board of the assets serviced for the Fund by that intermediary for shareholder services. These services constitute sub-recordkeeping, sub-transfer agent or similar services and are similar in scope to services provided by the transfer agent to the Fund (the “Transfer Agent”). These expenses paid by the Fund would remain subject to any overall expense limitation applicable to the Fund. These expenses are in addition to any payment of any amounts through the Distribution Plan. This amount may be adjusted, subject to approval by the Board.

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How to Purchase Shares

Regular Purchases

The following table provides the Fund’s minimum initial and subsequent investment requirements for each share class. The minimums may be reduced or waived in some cases.

Type of Account	Minimum Initial Investment	Minimum Subsequent Investments
Class N:
Regular	$5,000	$0
Individual Retirement Account (“IRA”)	$1,000	$0
Automatic Investment Plan	$5,000	$100

Class I:
Regular accounts	$1,000,000	$25,000

The price at which the Fund’s shares are bought or sold is called the net asset value per share (“NAV”). The NAV is computed once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, on each day that the NYSE is open for trading. In addition to Saturday and Sunday, the NYSE is closed on the days that the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. Shares cannot be purchased by wire transactions on days when banks are closed. The Fund may close early on business days that the Securities Industry and Financial Markets Association recommends that the bond markets close early.

The price for each share you buy will be the NAV calculated after your request is received in good order by the Fund. “In good order” means that payment for your purchase and all the information needed to complete your order must be received by the Fund before your order is processed. If your order is received before the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) on a day the Fund’s NAV is calculated, the price you pay will be that day’s NAV. If your order is received after the close of regular trading on the NYSE, the price you pay will be the next NAV calculated.

The Trust and the Transfer Agent reserve the right to reject any order and to waive the minimum investment requirements for investments through certain fund networks or other financial intermediaries and for employees and affiliates of the Adviser or the Trust. In such cases, the minimums associated with the policies and programs of the fund network or other financial intermediary will apply. (In certain cases, the fund network or other financial intermediary also may waive its minimum investment requirements; the Adviser occasionally may be involved in the fund network or other financial intermediary’s decision to waive its minimum investment requirements, but does not control that decision.) This means that investors through various financial intermediaries may face different (or even substantially reduced) investment minimums than those affecting your investment. The Fund reserves the right to redeem accounts inadvertently opened with less than the minimum initial investment. The Fund at its sole discretion may impose an annual $25 account servicing fee for below minimum accounts; certain below minimum accounts may not be charged that servicing fee.

You may invest in the Fund by wiring the amount to be invested to TCW Alternative Funds.

Bank Name: Bank of New York Mellon

ABA No. 011001234

Credit: A/C 742082

BNY Mellon Investment Servicing (US) Inc.

as Agent for TCW Alternative Funds

Further Credit: Shareholder Name

Shareholder Fund/Account

Number

Your bank may impose a fee for investments by wire. The Fund or the Transfer Agent will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Wires received after the close of the NYSE will be considered received by the next business day.

To ensure proper credit, before wiring any funds you must call (800) 241-4671 to notify us of the wire and to get an account number assigned if the wire is an initial investment. Also, if the wire represents an initial investment, you must mail an application form, by regular mail, to the Transfer Agent. When sending applications, checks, or other communications to the Transfer Agent via regular mail, send to:

TCW Alternative Funds

c/o BNY Mellon Investment Servicing

P.O. Box 9886

Providence, RI 02940

If you are sending applications, checks or other communications to the Transfer Agent via overnight mail services, send to:

TCW Alternative Funds

c/o BNY Mellon Investment Servicing

4400 Computer Drive

Westborough, MA 01581-1722

Make your check payable to TCW Alternative Funds (Fund name). The Fund cannot accept third party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashiers check, bank draft, money order or travelers’ check).

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Checks should be drawn on a U.S. bank and must be payable in U.S. dollars. Shares of the Fund will be purchased by the Transfer Agent or an authorized sub-agent for your account at the net asset value next determined after receipt of your wire or check. If a check is not honored by your bank, you will be liable for any loss sustained by the Fund, as well as a $20 service charge imposed by the Transfer Agent. Forms for additional contributions by check or change of address are provided on account statements.

The Trust may accept orders from selected brokers, dealers and other qualified institutions, with payment made to the Fund at a later time. The Adviser is responsible for insuring that such payment is made on a timely basis. You may be charged a fee if you buy or sell Fund shares through a broker or agent.

The Trust does not consider the U.S. Postal Service or other independent delivery service to be its agent. Therefore, deposit in the mail or other service does not constitute receipt by the Transfer Agent.

The Trust may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

The Trust generally does not permit non-US residents to purchase shares of the Fund. The Trust may, at its sole discretion, make exceptions to this policy on a case-by-case basis.

By Payment In Kind

In certain situations, Fund shares may be purchased by tendering payment in kind in the form of securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser. Prior to making such a purchase, you should call the Adviser to determine if the securities you wish to use to make a purchase are appropriate. The Fund reserves the right to reject the offer of any payment in kind.

By Automatic Investment Plan

Once an account has been opened, you can make additional purchases of shares of the Fund through an Automatic Investment Plan. The Automatic Investment Plan is only available for Class N shares. The Automatic Investment Plan provides a convenient method to have monies deducted directly from your bank account for investment into the Fund. You can make automatic monthly, quarterly or annual purchases of $100 or more into the Fund as designated on the enclosed Account Application. The Fund may alter, modify or terminate the Automatic Investment Plan at any time. To begin participating in the Automatic Investment Plan, please complete the automatic investment plan section found on the Account Application or contact the Fund at (800) 241-4671.

Purchases Through an Investment Broker or Dealer

You may buy and sell shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker’s (or agent’s) name, and the broker (or agent) maintains your individual ownership records. The Fund may pay the broker or its agent for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s prospectus.

Current and prospective investors purchasing shares of the Fund through a broker-dealer should be aware that a transaction charge may be imposed by broker-dealers that make the Fund’s shares available, and there will not be such a transaction charge if shares of the Fund are purchased directly from the Fund.

Identity Verification Procedures Notice

The USA PATRIOT Act and federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. When completing the New Account Application, you will be required to supply the Fund with certain information for all persons owning or permitted to act on an account. This information includes date of birth, taxpayer identification number and street address. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if they are unable to verify a customer’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Net Asset Value and Fair Value Pricing

The NAV per share is the value of the Fund’s assets, less its liabilities, divided by the number of shares of the Fund outstanding. The value of the Fund’s portfolio securities is determined on the basis of the market value of such securities or, if market quotations are not readily available, at fair value under guidelines established by the Trustees. Short-term investments maturing in less than 60 days are valued at amortized cost which the Board has determined to equal fair value. Securities and other assets for which reliable market quotations are not readily available will be valued at their fair value as determined by the Adviser or the Sub-Adviser under the guidelines established by, and under the general supervision and responsibility of, the Board of Trustees. The Adviser may determine the fair value for securities that

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are thinly traded, illiquid, or where the Adviser believes that the prices provided by a pricing service are not accurate or are not available. Fair value pricing is intended to be used as necessary in order to accurately value the Fund’s portfolio securities and their respective net asset values. The SAI further describes the most common techniques used by the Fund to fair value its securities.

The daily NAV may not reflect the closing market price for all futures contracts held by the Fund because the markets for certain futures will close shortly after the time net asset value is calculated. See “Determination of Net Asset Value” in the SAI for further information.

How to Redeem Shares

Regular Redemptions

You may redeem shares at any time by delivering instructions by regular mail to the Transfer Agent or selected brokers, dealers and other qualified institutions. If you would like to send a request to redeem shares to the Transfer Agent via regular mail, send to:

TCW Alternative Funds

c/o BNY Mellon Investment Servicing

P.O. Box 9886

Providence, RI 02940

If you are sending a request via overnight mail services, send to:

TCW Alternative Funds

c/o BNY Mellon Investment Servicing

4400 Computer Drive

Westborough, MA 01581-1722

The redemption request should identify the Fund and the account number, specify the number of shares or dollar amount to be redeemed and be signed by all registered owners exactly as the account is registered. Your request will not be accepted unless it contains all required documents. The shares will be redeemed at NAV next determined after receipt of the request by the Transfer Agent or other agent of the Fund. A redemption of shares is a sale of shares and you may realize a taxable gain or loss.

If the proceeds of any redemption (a) exceed $50,000, (b) are paid to a person other than the owner of record, or (c) are sent to an address or bank account other than shown on the Transfer Agent’s records, the signature(s) on the redemption request must be a medallion signature guarantee. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP).

Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. If you have any questions, please contact the Fund in advance by calling (800) 241-4671.

Redemptions will be processed only on a day during which the NYSE is open for business. If you purchase shares by check or money order and later decide to sell them, your proceeds from that redemption will be withheld until the Fund is sure that your check has cleared. This could take up to 15 calendar days after your purchase order.

Systematic Withdrawal Plan

If you own or are purchasing shares of the Fund having a current value of at least $10,000 for Class N and $100,000 for Class I, you may participate in a Systematic Withdrawal Plan. The Systematic Withdrawal Plan provides for automatic redemptions for Class N of at least $100 on a monthly, quarterly, semi-annual or annual basis via Automatic Clearing House (ACH). This electronic transfer could take three to five business days to settle. You may establish a Systematic Withdrawal Plan by completing the appropriate section on the Account Application or by calling the Fund at (800) 241-4671. Notice of all changes concerning the Systematic Withdrawal Plan must be received by the Transfer Agent at least two weeks prior to the next scheduled payment. Further information regarding this Plan and its requirements can be obtained by contacting the Fund at (800) 241-4671.

Telephone Transactions

You may redeem shares by telephone and have the proceeds wired to the bank account as stated on the Transfer Agent’s records. You may also exchange shares by telephone. In order to redeem or exchange shares by telephone, you must select the appropriate box on the Account Application. In order to arrange for telephone redemptions or exchanges or change payment instructions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Trust. The request must be signed by each shareholder of the account with the signature guarantees as described above. Once this feature has been requested, shares may be redeemed or exchanged by calling the Transfer Agent at (800) 241-4671 and giving the account name, account number, and amount of the redemption or exchange. Joint accounts require only one shareholder to call. If redemption proceeds are to be mailed or wired to the shareholder’s bank account, the bank involved must be a commercial bank located within the United States.

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If you redeem your shares by telephone and request wire payment, payment of the redemption proceeds will normally be made in Federal funds on the next business day. The redemption order must be received by the Transfer Agent before the Fund’s net asset value is calculated for the day. There may be a charge of up to $10 for all wire redemptions. IF YOU EFFECT TRANSACTIONS VIA WIRE TRANSFER YOU MAY BE REQUIRED TO PAY FEES, INCLUDING THE WIRE FEE AND OTHER FEES THAT WILL BE DEDUCTED DIRECTLY FROM REDEMPTION PROCEEDS.

The Fund reserves the right to reject any telephone redemption or exchange request and the redemption or exchange privilege may be modified or terminated at any time on 30-days’ notice to shareholders. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Trust and the Transfer Agent employ reasonable procedures specified by the Fund to confirm that such instructions are genuine. Among the procedures used to determine authenticity, if you are electing to redeem or exchange by telephone you will be required to provide your account number or other identifying information. All such telephone transactions will be digitally recorded and you will receive a confirmation in writing. The Trust may implement other procedures from time to time. If reasonable procedures are not implemented, the Trust and/or the Transfer Agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions. In periods of severe market or economic conditions, the telephone redemption or exchange of shares may be difficult to implement and you should redeem shares by writing to the Transfer Agent at the address listed above. If for any other reason you are unable to redeem or exchange by telephone, you should redeem or exchange shares by writing to the Transfer Agent at the address listed above.

Payments

After the Transfer Agent has received the redemption request and all proper documents, payment for shares tendered will generally be made within three business days. Payment may be delayed or made partly in-kind with marketable securities under unusual circumstances, as specified in the 1940 Act.

Redemptions of Accounts Below Minimum Amount

The Fund may redeem all of your shares at net asset value (calculated on the preceding business day) if the balance of your account falls below a certain minimum amount as a result of a transfer or redemption (and not market fluctuations). The minimum amount is $500 for Class N shares and $1 million for Class I shares. The Fund will notify you in writing and you will have 60 days to increase your account balance before your shares are redeemed.

Conversion of Shares Between Classes

You are permitted to convert shares between Class N and Class I of the Fund, provided that your investment meets the minimum initial investment and any other requirements in the other class, and that the shares of the other class are eligible for sale in your state of residence. Further information about conversion of shares between classes may be found in the SAI.

Trading Limits

The Fund is not intended to serve as vehicles for frequent trading activity because such trading may disrupt management of the Fund. In addition, such trading activity can increase expenses as a result of increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Fund’s ability to provide maximum investment returns to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Fund’s securities holdings may dilute the interests of the remaining shareholders. This in turn can have an adverse effect on the Fund’s performance.

The Trust reserves the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in the Trust’s view, is likely to engage in excessive material trading. If a purchase or exchange order into shares of the Fund is rejected, the potential investor will not benefit from any subsequent increase in the net asset value of the Fund. Future purchases into the Fund may be barred if a shareholder effects more than one round trip in shares of the Fund (meaning exchanges or redemptions following a purchase) in excess of certain de minimis limits within a 30 day period.

Exceptions to these trading limits may be made only upon approval of the Trust’s Chief Compliance Officer, and such exceptions are reported to the Board of Trustees on a quarterly basis. This policy may be revised from time to time by the officers of the Trust in consultation with the Board of Trustees without prior notice.

These restrictions do not apply to certain asset allocation programs (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading), to omnibus accounts (except to the extent noted in the next paragraph) maintained by brokers and other financial intermediaries (including 401(k) or other group retirement accounts, although restrictions on Fund share transactions comparable to those set forth in the previous paragraph have been applied to the Adviser’s retirement savings program), and to involuntary transactions and automatic investment programs, such as dividend reinvestment, or transactions pursuant to the Fund’s systematic investment or withdrawal program.

In an attempt to detect and deter excessive trading in omnibus accounts, the Trust or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. The Fund’s ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries. The Trust, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity.

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In addition, the Trust reserves the right to

•	change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions, to the extent permitted under applicable SEC rules; and

•	delay sending out redemption proceeds for up to seven days (generally only applies in cases of large redemptions, excessive trading or during unusual market conditions).

Reports to Shareholders

The Fund’s fiscal year ends on October 31. The Fund will issue to its shareholders semi-annual and annual reports. In addition, you will receive monthly statements of the status of your account reflecting all transactions having taken place within that month. In order to reduce the Fund’s expenses, the Trust will try to identify related shareholders in a household and send only one copy of the annual or semi-annual report and prospectus per household. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders by the deadline established by the Internal Revenue Service (“IRS”). Account tax information will also be sent to the IRS.

Withholdings; Reporting

The Fund may be required to withhold Federal income tax from proceeds of redemptions if you are subject to backup withholding. Failure to provide a certified tax identification number at the time an account is opened will cause tax to be withheld. The Fund also may be required to report redemptions to the IRS.

Other Information

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund class. Dividends and distributions are paid separately for each class of shares. The dividends and distributions paid on Class I shares will generally be higher than those paid on Class N shares since Class N shares normally have higher expenses than Class I shares. Dividends from the net investment income of the Fund will be declared and paid annually. The Fund will distribute any net realized long or short-term capital gains at least annually. Your distributions from the Fund will be reinvested in the Fund unless you instruct the Fund otherwise in writing or by telephone. There are no fees or sales charges on reinvestments. You may request distributions be paid by check. Any undeliverable dividend checks or dividend checks that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined at the date of cancellation.

Distributions of the Fund’s investment company taxable income (which include, but are not limited to, interest dividends and net short-term capital gains), if any, are generally taxable to the Fund’s shareholders as ordinary income. To the extent that the Fund’s ordinary income distributions consist of “qualified dividend” income, such income may be subject to tax at the reduced rate of tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by the Fund and the shareholders.

Distributions of net capital gains (net long-term capital gains less net short-term capital loss) are generally taxable as long-term capital gains regardless of the length of time a shareholder has owned shares of the Fund. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

An investor will be taxed in the same manner whether you receive your distributions (from investment company taxable income or net capital gains) in cash or reinvest them in additional shares of the Fund.

Shareholders who sell or redeem shares generally will have a capital gain or loss from the sale or redemption. The amount of gain or loss and the applicable rate of tax will depend generally on the amount paid for the shares, the amount received from the sale or redemption, and how long the shares were held by a shareholder.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would (subject to applicable limitations) generally permit each shareholder (1) to credit this amount or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. This will be reported by the Fund on Form 1099-DIV annually, if applicable.

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The Fund may be required to withhold U.S. federal income tax (currently, at a rate of 28%) on all distributions to shareholders if they fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.

Shareholders will be advised annually as to the federal tax status of distributions made by the Fund for the preceding calendar year. Distributions by the Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI. This section is not intended to be a full discussion of tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. Currently, disclosure of the Fund’s portfolio holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to shareholders and in the quarterly holdings report on Form N-Q. The SAI and Form N-Q are available, free of charge, on the EDGAR Database on the SEC’s website at www.sec.gov. The annual reports, semi-annual reports, Form N-Q and SAI for the Fund are also available by contacting the Fund at (800) 241-4671 and on the Trust’s website at www.tcw.com.

Financial Highlights

The financial highlights table is intended to help you understand the Predecessor Fund’s financial performance. The Fund has only adopted the financial statements of the Predecessor Fund since it has been a registered investment company and not its financial statements as an unregistered partnership. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Predecessor Fund, assuming reinvestment of all dividends and distributions. Deloitte & Touche LLP is the Fund’s independent registered public accounting firm. The financial information for the periods shown below was audited by another independent public accounting firm and represents the Predecessor Fund before it was a series of TCW Alternative Funds. This information has been derived from the Predecessor Fund’s financial statements and is included in the annual report of the Predecessor Fund for the fiscal year ended September 30, 2014, which is available upon request.

Financial Highlights

For a Share Outstanding Throughout Each Period

For the Year or Period Ended September 30,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (2)	Realized and Unrealized Gains (Losses) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Predecessor Fund
Institutional Class shares
2014	$12.47	$0.07	$1.83		$1.90	$(0.06)	$(0.10)	$(0.16)

2013	9.97	0.10	2.69		2.79	(0.08)	(0.21)	(0.29)

2012(1)	10.00	0.05	(0.08	)(3)	(0.03)	—	—	—

Retail Class shares
2014	$12.44	$0.03	$1.83		$1.86	$(0.04)	$(0.10)	$(0.14)

2013	9.96	0.06	2.70		2.76	(0.07)	(0.21)	(0.28)

2012(1)	9.83	0.05	0.08		0.13	—	—	—

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Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (000)	Ratio of Net Expenses to Average Net Assets, Including Dividend Expense and Stock Loan Fee		Ratio of Total Expenses to Average Net Assets, Including Dividend Expense and Stock Loan Fee	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
$14.21	15.32%		$44,955	1.25	%(4)	1.17%	0.48%	42%
12.47	28.54	†	20,123	1.25		1.52	0.92	66
9.97	(0.30	)†	16,899	1.25		1.94	1.28	29
$14.16	15.03%		$22,802	1.50	%(4)	1.52%	0.23%	42%
12.44	28.42	†	8,533	1.50		1.67	0.54	66
9.96	1.32	†	402	1.50		1.99	1.35	29

†	Total return would have been lower had certain fees not been waived and/or expenses assumed by the Predecessor Fund’s investment adviser during the period.
††	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Predecessor Fund distributions or upon the redemption of Predecessor Fund shares.
(1)	Institutional Class shares commenced operations on April 30, 2012, and Retail Class shares commenced operations on May 4, 2012. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(2)	Per share data was calculated using average shares for the period.
(3)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(4)	Ratios include previously waived investment advisory fees recovered.

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Family of Funds TCW Alternative Funds 865 South Figueroa Street Los Angeles, California 90017 800 241 4671 www.TCW.com More information on the Fund is available free upon request by calling 800 241 4671, or on the Internet at www.TCW.com, including the following: Annual/Semi-Annual Report Additional information about the Fund’s investments is in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Statement of Additional Information (SAI) The SAI provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC), is incorporated by reference and is legally considered part of this Prospectus. The SAI can be reviewed and photocopied at the SEC’s Public Reference Room in Washington, D.C. Shareholder Account Information For additional information, such as transaction and account inquiries: Call 800 248 4486, or send your request to: TCW Alternative Funds c/o BNY Mellon Investment Servicing P.O Box 9886 Providence, RI 02940 You can obtain copies of reports and other information about the Fund on the EDGAR Database on the SEC’s website at www.sec.gov, by visiting the SEC’s Public Reference Room in Washington, D.C., by sending your written request to the SEC’s Public Reference Section, or by electronic request to publicinfo@sec.gov. A fee will be charged for making copies. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202 551 8090. SEC File Number 811-23025 FUND-LAp_0415

Family of Funds APRIL 6 2015 Statement of Additional Information TCW/Gargoyle Hedged Value Fund (I Share: TFHIX; N Share: TFHVX) This Statement of Additional Information is not a prospectus but contains information in addition to, and more detailed than, that set forth in the Prospectus dated the same date, which describes the investment series of TCW Alternative Funds. This Statement of Additional Information should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by writing to TCW Alternative Funds, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 or by calling 800 241 4671. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety. TCW Alternative Funds | 865 South Figueroa Street | Los Angeles, California 90017 | 800 241 4671 | www.TCW.com

GENERAL INFORMATION

TCW Alternative Funds (the “Trust”) was organized on August 20, 2014 as a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end, management investment company. The Trust has acknowledged that the name “TCW” is owned by The TCW Group, Inc. (“TCW”), the parent of TCW Investment Management Company (the “Adviser”). The Fund or the Adviser may retain one or more sub-advisers, as described below (the Adviser and any such sub-advisers are referred to as the “Advisers.”) The Trust has agreed to change its name and the names of its series at the request of TCW if any advisory agreement into which TCW or any of its affiliates and the Trust may enter is terminated.

The Trust currently consists of one series, TCW/Gargoyle Hedged Value Fund (the “Fund”), which has separate assets and liabilities from any other series of the Trust that may be established. The Fund offers two classes of shares: Class I shares and Class N shares. The Fund is classified as a diversified fund under the Investment Company Act of 1940, as amended (“1940 Act”).

INVESTMENT PRACTICES

The Fund may, but is not required to, utilize, among others, one or more of the strategies or securities set forth below, which supplement the principal investment strategies of the Fund described in the Prospectus. The Fund may also invest in other instruments (including derivative investments) or use other investment strategies that are developed or become available in the future and that are consistent with its objectives and restrictions.

Money Market Instruments. The Fund may invest in money market instruments and will generally do so for temporary and defensive purposes only. These instruments include, but are not limited to:

U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds.

Bank Obligations. Obligations including certificates of deposit, bankers’ acceptances, commercial paper (see below) and other debt obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below.

Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad).

Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $250,000 in principal amount are not protected by federal deposit insurance).

Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $250,000 principal amount per certificate and to 15% or less of the Fund’s net assets in all such obligations and in all illiquid assets, in the aggregate.

Commercial Paper. Commercial paper rated within the two highest ratings categories by Standard & Poor’s Corporation (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) or, if not rated, that is determined by the Adviser or the Sub-Adviser to be of comparable quality.

Money Market Mutual Funds. Shares of United States money market investment companies.

Repurchase Agreements. Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreements will provide that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the date the repurchase occurs. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year. Repurchase agreements maturing in more than seven days will be considered illiquid for purposes of the restriction on the Fund’s investment in illiquid and restricted securities.

Investments in Other Investment Company Securities. Under the 1940 Act, the Fund may not (i) own more than 3% of the outstanding voting stock of an investment company, (ii) invest more than 5% of its total assets in any one investment company, or (iii) invest more than 10% of its total assets in the securities of investment companies. Such investments may include open-end investment companies, closed-end investment companies, exchange-traded funds (“ETFs”), business development companies and unit investment trusts (“UITs”). In some instances, the Fund may invest in an investment company in excess of these limits. This may occur, for instance, in “cash sweep” arrangements in which the Fund invests all or a portion of its available cash in a money market fund. As the shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Any expenses incurred by investing in other investment companies, including advisory fees and operating costs charged by those vehicles, are in addition to the expenses the Fund pays in connection with its own operations. In addition, the Fund would pay brokerage costs associated with its purchases of shares of these vehicles. These limitations do not apply to investments in investment companies that are not registered with the SEC, such as private funds and offshore funds. Further, certain ETFs have obtained exemptive orders from the SEC that allows the Fund to invest in those ETFs beyond the limits described above.

Despite the possibility of greater fees and expenses, investments in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for the Fund to invest in such countries. In other cases, when a portfolio manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

Among the types of investment companies in which the Fund may invest are ETFs, which consist of Portfolio Depository Receipts (“PDRs”) and Index Fund Shares. ETFs are investment companies that invest in a portfolio of securities designed to track a particular market segment or index and whose shares are bought and sold on a securities exchange. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.

PDRs represent interests in a UIT holding a fund of securities that may be obtained from the UIT or purchased in the secondary market. Each PDR is intended to track the underlying securities, trade like a share of common stock, and pay to PDR holders periodic dividends proportionate to those paid with respect to the underlying securities, less certain expenses. Index Fund Shares are shares issued by an open-end management investment company that seeks to provide investment results that correspond generally to the price and yield performance of a specified foreign or domestic index (an “Index Fund”).

Individual investments in PDRs generally are not redeemable, except upon termination of the UIT. Similarly, individual investments in Index Fund Shares generally are not redeemable. However, large quantities of PDRs known as “Creation Units” are redeemable from the sponsor of the UIT. Similarly, block sizes of Index Fund Shares, also known as “Creation Units,” are redeemable from the issuing Index Fund. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market.

The price of ETFs is derived from and based upon the securities held by the UIT or Index Fund, and the Fund, when it invests in ETFs, will indirectly bear the risk of those investments.

Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on investments in ETFs. ETFs represent an unsecured obligation and therefore carry with them the risk that the counterparty will default and the Fund may not be able to recover the current value of its investment.

Borrowing. Except as described below, the Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, the Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund’s net assets. The Fund also may borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets.

Specifically, provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowing not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. These types of transactions are negotiated directly with a counterparty, rather than through an exchange. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased or sold are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At such time, the Fund will also establish a segregated account in which it will continuously maintain cash or U.S. Government securities or other liquid securities equal in value to recognized commitments for such securities. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.

When, As and If Issued Securities. The Fund may purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Sub-Adviser (as defined below) determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid securities equal in value to recognized commitments for such securities. Settlement of the trade will ordinarily occur within three business days of the occurrence of the subsequent event. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. The Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when, as and if issued” basis may increase the volatility of its net asset value. The Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

Options. Subject to certain limitations, the Fund may purchase and write (sell) call and put options on securities and securities indices, including options listed on U.S. or foreign securities exchanges or written in over-the-counter transactions (“OTC Options”). The Fund may invest up to 50% of the value of its assets, represented by premiums paid, to purchase call and put options on securities and securities indices. The Fund may also sell uncovered call options on securities and securities indices to the extent permitted by the 1940 Act and the Advisers’ policies. The Fund may purchase and sell American or European style options. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

Exchange-listed options are issued by the Options Clearing Corporation (“OCC”) (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC Options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC Option transactions only with brokers or financial institutions deemed creditworthy by the Adviser or the Sub-Adviser.

As an investment company registered with the SEC, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets equal in value to market value of the underlying securities (less margin on deposit) or strike price to “cover” any written call or put options it enters into. Alternatively, the Fund may cover a written call option by holding the underlying security or purchasing an offsetting call option (see “Covered Call Writing” below). Similarly, the Fund may cover a written put option by selling the underlying security short at the strike price or purchasing an offsetting put option (see “Covered Put Writing” below).

Covered Call Writing. The Fund is permitted to write covered call options on securities. Generally, a call option is “covered” if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its custodian in a segregated account) the underlying security subject to the option, or otherwise segregates sufficient cash or other liquid assets to cover the outstanding position. A call option is also covered if the Fund holds a call on the same security as the underlying security of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the marked to market difference is maintained by the Fund in cash or other liquid assets which the Fund has segregated for this purpose.

The writer of an option receives from the purchaser, in return for a call it has written, a “premium” (i.e., the price of the option). Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option are ultimately sold (exchanged) by the Fund at a loss.

However, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

With respect to listed options and certain OTC Options, during the option period, the Fund may be required, at any time, to deliver the underlying security against payment of the exercise price on any calls it has written (exercise of certain listed and OTC Options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security.

If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security equal to the difference between the purchase price of the underlying security and the proceeds of the sale of the security (currency) plus the premium received on the option less the commission paid.

Covered Put Writing. The Fund is permitted to write covered put options. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put option, at the option’s exercise price at any time during the option period, at the purchaser’s election (certain listed and OTC put options written by the Fund will be exercisable by the purchaser only on a specific date). A put option is “covered” if, at all times during the option period, the Fund maintains, in a segregated account, cash or other liquid assets in an amount equal to at least the exercise price of the option. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash or other liquid assets which the Fund holds in a segregated account. In writing a put option, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the put option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

Purchasing Call and Put Options. The Fund may purchase a call option in order to close out a covered call position (see “Covered Call Writing” above), to protect against an increase in price of a security it anticipates purchasing. A call option purchased to effect a closing transaction on a call written over-the-counter may be a listed or an OTC Option. In either case, the call option purchased is likely to be on the same securities and have the same terms as the written call option. If purchased over-the-counter, the call option would generally be acquired from the dealer or financial institution which purchased the call option written by the Fund.

The Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security were to fall below the exercise price of the put option purchased in an amount greater than the premium paid for the put option, the Fund would incur no additional loss. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option being sold. Such gain or loss could be offset in whole or in part by a change in the market value of the underlying security. If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

Options on Securities Indices. Certain options on stock indices provide the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of noncash-settled options, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

The index underlying a stock index option may be a “broad-based” index, such as the S&P 500 Index or the NYSE Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the S&P 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks so included.

The purchase and sale of options on stock indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurred, the Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is the Fund’s policy to purchase and sell options only on indices that include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

Limitations on the Use of Futures, Options and Swaps. The Adviser and the Sub-Adviser currently claim an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act of 1936, as amended (“CEA”), and, therefore, are not subject to registration or regulation as CPOs under the CEA in respect of the Fund. However, there is no certainty that the Fund or the Adviser or the Sub-Adviser will be able to rely on the exclusion in the future as the Fund’s investments change over time. In order to be eligible to rely on the exclusion, the Fund may enter into futures, options, forwards, and swaps that do not constitute bona fide hedging only if, immediately thereafter, (i) the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the Fund’s liquidation value, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into, and provided that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in computing such 5%; or (ii) the aggregate net notional value of such positions, determined at the time the most recent position was established, does not exceed 100% of the Fund’s liquidation value, after taking into account unrealized profits and unrealized losses on any such positions it has entered into.

Convertible Securities. The Fund may acquire convertible securities. Convertible securities include bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for common stock or other equity securities of the same or a different issuer. Convertible securities provide a conversion right for a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Therefore, they generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the proximity of its price to its value as a nonconvertible fixed income security.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege), and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Restricted Securities. The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or they are otherwise restricted as to sale. Restricted securities may include privately placed securities and securities offered pursuant to Rule 144A under the Securities Act.

Restricted securities are subject to legal and/or contractual restrictions on resale. In some cases, certain restricted securities can be sold without SEC registration to qualified institutional buyers and in accordance with the Fund’s procedures; such restricted securities could be treated as liquid. However, other restricted securities, such as those that are the subject of a private placement, may be illiquid for an extended period of time and will be reported as such.

Foreign Investments. Investments in foreign securities may offer potential benefits not available from investments solely in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers and the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States. Investments in foreign securities may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. Typically, the Fund only invests in a non-U.S. issuer via shares of that issuer listed on a U.S. stock exchange, and therefore is subject to the accounting, auditing and financial reporting standards of that exchange. Political or social instability, civil unrest, acts of terrorism and regional economic volatility are other potential risks that could impact an investment in a security of a non-U.S. issuer In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation or diplomatic developments which could affect the Fund’s investments in issuers of such countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position.

Sovereign Debt Obligations. The Fund may invest in sovereign debt. Political conditions, in terms of a country or agency’s willingness to meet the terms of its debt obligations, are of considerable significance.

Sovereign debt generally offers high yields, reflecting not only perceived credit risk, but also the need to compete with other local investments in domestic financial markets. A foreign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the foreign debtor’s policy towards the International Monetary Fund and the political constraints to which a sovereign debtor may be subject. Sovereign debtors may default on their sovereign debt. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

The occurrence of political, social and diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund’s investments. The countries issuing such instruments are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to services their sovereign debt. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

As a result of all of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Periods of economic uncertainty may result in the volatility of market prices of sovereign debt and in turn, the Fund’s net asset value, to a greater extent than the volatility inherent in domestic securities. The value of sovereign debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market.

Master Limited Partnerships. The Fund may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “IRC”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, likely causing a reduction in the value of the Fund’s shares.

Equity-Linked Securities. The Fund may invest in equity-linked securities, including, but not limited to, participation notes and equity swaps. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities and subject to the Fund’s restrictions on investments in foreign securities. In addition, the Fund bears the risk that the counterparty of an equity-linked security may default on its obligations under the security. If the underlying security is determined to be illiquid, the equity-linked security would also be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities.

Participation notes, also known as participation certificates, are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. If the underlying security is determined to be illiquid, participation notes may be illiquid and therefore subject to the Fund’s percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.

Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps may also be used for hedging purposes or to seek to increase total return. The Fund’s ability to enter into certain swap transactions may be limited by tax considerations. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer.

Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks). The Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term.

Equity swaps are derivatives and their value can be very volatile. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Due to the fact that some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the cost of the underlying asset without the use of leverage. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. To the extent that the Sub-Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss. Since equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired. When entering into swap contracts, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund’s exposure, the Fund and the Sub-Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Warrants. A warrant confers upon its holder the right to purchase an amount of securities at a particular time and price. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales. If the Fund anticipates that the price of a security will decline, it may sell the security “short” and borrow the same security from a broker or other institution to complete the sale.

In a short sale, the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is generally taxable as a short term capital gain or loss.

The Fund may make a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Until the security is replaced, the Fund generally is required to pay to the lender amounts equal to any interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would also increase the cost of the security sold. The proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount designated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

Short Sales Against the Box. The Fund may sell securities “short against the box.” A short sale is “against the box” if the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. A short sale of an American Depository Receipt (“ADR”) is “against the box” if the Fund owns the underlying security represented by the ADR and reasonably believes it will be able to convert the security into the ADR prior to delivery.

To secure its obligation to deliver the securities sold short against the box, the Fund will deposit in a separate escrow account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund may also close out a short sale against the box by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, if the Fund wants to, for example, continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short or defer recognition of gain or loss for Federal income tax purposes.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. The Fund may invest in (i) securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter, and (ii) securities that are sold in transactions between qualified institutional buyers pursuant to Rule 144A under the Securities Act. Securities deemed liquid may be deemed illiquid for a time if private placement purchasers or qualified institutional buyers become uninterested or unwilling to purchase these securities.

While maintaining oversight, the Board of Trustees of the Trust (the “Board” or the “Board of Trustees”) has delegated to the Sub-Adviser the day-to-day functions of determining whether or not individual securities are liquid for purposes of the limitations on investments in illiquid assets. Rule 144A securities and Section 4(a)(2) commercial paper will be considered illiquid and therefore subject to the Fund’s limit on the purchase of illiquid securities unless the Board of Trustees or the Sub-Adviser determines that the Rule 144A securities or Section 4(a)(2) commercial paper are liquid. In determining the liquidity of a security, the Sub-Adviser will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers and other potential purchasers wishing to purchase or sell the security; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, the mechanics of transfer and whether a security is listed on an electronic for trading the security).

Preferred Stock. The Fund may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Asset-Backed Securities. The Fund may invest in securities issued by trusts and special purpose corporations with principal and interest payouts backed by, or supported by, any of various types of assets. These assets typically include receivables related to the purchase of automobiles, credit card loans, and home equity loans. These securities generally take the form of a structured type of security, including pass-through, pay-through, and stripped interest payout structures similar to the collateralized mortgage obligation structure. Investments in these and other types of asset-backed securities must be consistent with the investment objective and policies of the Fund.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Debt Securities. The Fund may invest in U.S. dollar or foreign currency-denominated corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) of domestic or foreign issuers. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Subject to certain limitations, the Fund may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities have received a rating from S&P or Moody’s in one of the four highest rating categories or, if not rated, have been determined by the Sub-Adviser to be of comparable quality to such rated securities. Non-investment grade debt securities (typically called “junk bonds”) have received a rating from S&P or Moody’s of below investment grade, or have been given no rating and are determined by the Sub-Adviser to be of a quality below investment grade. There are no limitations on the maturity of debt securities that may be purchased by the Fund. A description of bond ratings is attached to this SAI as Appendix A.

RISK CONSIDERATIONS

The following risk considerations relate to investment practices that may be undertaken by the Fund and supplement the principal risks described in the Prospectus. Generally, since shares of the Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of the Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in the Fund could go down as well as up. You can lose money by investing in the Fund. There is no guarantee of successful performance, that the Fund’s objective can be achieved or that an investment in the Fund will achieve a positive return. The Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program.

Prospective investors should consider the following risks.

General

Various market risks can affect the price or liquidity of an issuer’s securities. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

Certain risks exist because of the composition and investment horizon of a particular portfolio of securities. Prices of many securities tend to be more volatile in the short-term and lack of diversification in a portfolio can also increase volatility.

Counterparty Credit Risk

Derivative instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. To the extent the Fund focuses its investments in a limited number of issuers, it will be more susceptible to the risks associated with those issuers. Certain derivative transactions may or are required to centrally clear, which may reduce counterparty and liquidity risk but will not completely eliminate such risks.

Debt Securities Risk

Debt securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are “credit risk” and “interest rate risk.” These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of the Fund.

“Credit risk” refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and securities which are rated by rating agencies are often reviewed and may be subject to downgrade.

“Interest rate risk” refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and directly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the price of fixed rate securities and falling interest rates will have a positive effect on price. The degree to which a security’s price will change as a result of changes in interest rates is measured by its “duration.” For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the re-set terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Exchange Traded Funds Risk

ETFs are investment companies that invest in a portfolio of securities designed to track a particular market segment or index and whose shares are bought and sold on a securities exchange. The risk of ETFs generally reflects the risk of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, an ETF’s performance may not match the performance of a particular market segment or index for a number of reasons, including costs incurred by the ETF in buying and selling securities. Assets invested in ETFs will indirectly bear the fees and expenses of the ETF, including operating costs and advisory fees that you, as a shareholder in the Fund, indirectly bear. Additionally, a shareholder may indirectly bear brokerage costs incurred by the Fund when it purchases ETFs.

Foreign Currency Risk

Because a decline in the value of foreign currencies relative to the U.S. dollar may affect the finances of a foreign issuer, which could affect the value of that issuer’s U.S.-listed, U.S. dollar-denominated securities held by the Fund, the value of the net assets of the Fund may be affected unfavorably by changes in exchange rates.

Foreign Securities Risk

Typically, the Fund only invests in a non-U.S. issuer via shares of that issuer listed on a U.S. stock exchange. Investment in foreign issuers involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; and fluctuations in currency exchange rates. The recent global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. If a deep economic downturn in a particular country or throughout the Europe results, this could significantly affect the Fund’s investments tied economically to Europe or the euro.

Investing in Other Investment Companies Risk

The Fund may acquire shares in other investment companies, including U.S. or foreign investment companies and ETFs and Real Estate Investment Trusts (“REITs”), to the extent permitted by the 1940 Act. An investment in the shares of another fund is subject to the risks associated with that fund’s portfolio securities. The market value of the shares of other investment companies may differ from the net asset value of the particular fund. As a shareholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including any investment advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Options Transactions Risk

The effective use of options depends on the Fund’s ability to terminate option positions at times when the Sub-Adviser deems it desirable to do so. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised.

In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. government securities or other high grade short-term obligations as security for the put option for other investment purposes until the exercise or expiration of the option.

The Fund’s ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market. There is no assurance that such a market will exist, particularly in the case of OTC Options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

Among the possible reasons for the absence of a liquid secondary market on an exchange are: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an exchange; (e)

inadequacy of the facilities of an exchange or the OCC or other relevant clearing corporation to handle current trading volume; or (f) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the relevant clearing corporation as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC Option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Fund’s management.

Each of the exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Ratings Categories Risk

A description of the rating categories as published by Moody’s and S&P is set forth in Appendix A to this Statement of Additional Information (“SAI”). Ratings assigned by Moody’s and/or S&P to securities acquired by the Fund reflect only the views of those agencies as to the quality of the securities they have undertaken to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. The Fund may retain a security whose rating has changed or has become unrated.

Risk of Large Shareholder Redemptions

Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these account holders of their shares in the Fund may impact the Fund’s liquidity and net asset value. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

REITs Risk

REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. REITs are subject to a highly technical and complex set of provisions in the IRC. It is possible that the Fund may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate level taxation, significantly reducing the return to the Fund on their investment in such company.

Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

REITs often do not provide complete tax information to shareholders until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV.

Repurchase Agreements Risk

In the event of a default or bankruptcy by a selling financial institution under a repurchase agreement, the Fund will seek to sell the underlying security serving as collateral. However, this could involve certain costs or delays, and, to the extent that proceeds from any sale were less than the repurchase price, the Fund could suffer a loss. The Fund follows procedures designed to minimize the risks associated with repurchase agreements, including effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and specifying the required value of the collateral underlying the agreement.

Restricted Securities Risk

The Fund may acquire securities through private placements. These securities are typically sold directly to a small number of investors, usually institutions or mutual funds. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

In addition, the Fund may also invest in securities sold pursuant to Rule 144A under the Securities Act. Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. However, investing in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Restricted securities, including private placements, are subject to legal and contractual restrictions on resale. This may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

The Sub-Adviser, pursuant to procedures adopted by the Board of Trustees, will make a determination as to the liquidity of each private placement or restricted security purchased by the Fund. If such security is determined to be “liquid,” it will not be included within the category “illiquid securities,” which under the Fund’s current policies may not exceed 15% of the Fund’s net assets. To the extent the Fund owns private placements or restricted securities, these securities may involve liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value these securities because this valuation may require more research and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available. Securities that are not readily marketable will be valued by the Fund pursuant to procedures adopted by the Board of Trustees.

Stock Market Risk

The Fund is subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Fund’s share price is likely to decline in value. The Fund’s focus on certain types of stocks (such as medium or large cap) and style of investing (such as value) subjects it to the risk that is performance may be lower than that of other types of equity funds that focus on other types of stocks or that have a broader investment style (such as general market).

Equity-Linked Securities Risk

The Fund may invest in equity-linked securities, including, but not limited to, participation notes, certificates, and equity swaps. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities and subject to the Fund’s restrictions on investments in foreign securities. See “Foreign Securities Risk” above. In addition, the Fund bears the risk that the counterparty of an equity-linked security may default on its obligations under the security. If the underlying security is determined to be illiquid, the equity-linked security would also be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities.

Risks Associated With Asset-Backed Securities

Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owned on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

Risks Associated with Initial Public Offerings

The Fund may invest a portion of its assets in shares sold in initial public officers (“IPOs”). IPOs may have a magnified impact on the performance of the Fund with a small asset base. The impact of IPOs on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs may not be consistently available to the Fund for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Temporary Defensive Positions

The Adviser may temporarily invest up to 100% of the Fund’s assets in high quality short-term money market instruments if it believes adverse market, economic, political, or other conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage the Fund’s assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in the Fund’s current income available for distribution to its shareholders. While the Fund is not managed with the intent of generating short-term capital gains, the Fund may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Adviser, an issuer’s creditworthiness or perceived changes in a company’s growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains or losses and could result in a high portfolio turnover rate during a given period, resulting in increased transaction costs related to equity securities. Disposing of debt securities in these circumstances should not increase direct transaction costs since debt securities are normally traded on a principal basis without brokerage commissions. However, such transactions do involve a mark-up or markdown of the price.

The portfolio turnover rate of the Fund cannot be accurately predicted. Nevertheless, the annual portfolio turnover rate of the Fund is generally not expected to exceed 100%. A 100% portfolio turnover rate would occur, for example, if all the securities in the Fund’s investment portfolio were replaced once in a period of one year. Variations in turnover rate may be due to market conditions, fluctuating volume of shareholder purchases and redemptions or changes in the Adviser’s investment outlook. Because the Fund is newly formed and had not commenced operations prior to the date of this SAI, there is no annual portfolio turnover rate information available for the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Advisers are responsible for the placement of the Fund’s portfolio transactions and the negotiation of prices and commissions, if any, with respect to such transactions. Debt, convertible and unlisted equity securities are generally purchased from a primary market maker acting as principal on a net basis without a stated commission but at prices generally reflecting a dealer spread. Listed equity securities are normally purchased through brokers in transactions executed on securities exchanges involving negotiated commissions. Debt, convertible and equity securities are also purchased in underwritten offerings at fixed prices which include discounts to underwriters and/or concessions to dealers. In placing a portfolio transaction, the Advisers seek to obtain the best execution for the Fund, taking into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

Consistent with a policy of securing best execution, in selecting broker-dealers and negotiating any commissions or prices involved in Fund transactions, the Advisers consider the range and quality of the professional services provided by such firms. Brokerage services include the ability to most effectively execute large orders without adversely impacting markets and positioning securities in order to enable the Advisers to effect orderly purchases or sales for the Fund. Accordingly, transactions will not always be executed at the lowest available commission. In addition, the Advisers may effect transactions which cause the Fund to pay a commission in excess of a commission which another broker-dealer would have charged if the Advisers first determine that such commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. In some cases, research is provided directly by an executing broker-dealer and in other cases, research may be provided by third party research providers such as a non-executing third party broker-dealer or other third party research service. Research services furnished by an executing broker-dealer or third party research provider may be used in providing services for any or all of the clients of the Advisers, as well as clients of affiliated companies, and may be used in connection with accounts other than those which pay commissions to the broker-dealers providing the research services. These arrangements are commonly known as “soft dollar” arrangements. In conducting soft dollar relationships, the Advisers will seek to take advantage of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

The Advisers maintain internal allocation procedures to identify those direct research providers who provide them with research services and endeavor to place sufficient transactions with them to ensure the continued receipt of research services the Advisers believe are useful. The Advisers’ procedures also seek to compensate third party research providers that provide them with research by directing executing broker-dealers to cause payments to be made to third party research providers, either through cash payments from the executing broker or through the use of step out transactions. A “step out transaction” is a securities trade executed by the executing broker-dealer, but settled by the non-executing research broker-dealer permitting the non-executing research broker-dealer to share in the commission. The Advisers have implemented systems for the determination of the broker-dealers to whom commissions are directed.

Research services include such items as reports on industries and companies, economic analyses, review of business conditions and portfolio strategy, analytic computer software, account performance services and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities and availability of securities, availability of buyers, and availability of sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of transactions. Sometimes the Advisers receive products or services from broker-dealers that are used for both research services and other purposes, such as corporate administration or marketing (“mixed-use products or services”). The Advisers make a good faith effort to determine the relative proportions of mixed-use products or services that may be attributable to research services. The portion attributable to research services may be paid through the allocation of brokerage commissions, and the Advisers pay the non-research services in cash.

Debt and convertible securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

In an effort to achieve efficiencies in execution and reduce trading costs, the Advisers and their affiliates frequently (though not always) execute securities transactions on behalf of a number of accounts, which may include the Fund, at the same time, generally referred to as “block trades.” When executing block trades, securities are allocated using procedures that an Adviser considers fair and equitable. Allocation guidelines have been established for the Advisers’ trading departments to follow in making allocation determinations. In some cases, various forms of pro-rata allocation are used and, in other cases, random allocation processes are used. Participation of an account in the allocation is based on considerations such as lot size, account size, diversification requirements and investment objectives, restrictions, time horizon, availability of cash, existing or targeted account weightings in particular securities, the amount of existing holdings (or substitutes) of the security in the account, and, when relevant, directed brokerage. In connection with certain purchase or sale programs, and in other circumstances if practicable, if multiple trades for a specific security are made with the same broker in a single day, those securities are allocated to accounts based on a weighted average purchase or sale price.

In determining whether accounts are eligible to participate in any type of IPO, the Advisers consider such factors as lot size, account size, diversification requirements and investment objectives, restrictions, time horizon, availability of cash, existing or targeted account weightings in particular securities, and the amount of existing holdings (or substitutes) of the security in the account. For IPOs of equities, the Advisers generally share allocations in a pro rata fashion based upon assets under management for those accounts eligible to participate in the IPO. For equity offerings, an exception may be made when the allocation is so small that it may create transaction costs that diminish the benefit of the trade or it would be unreasonably minimal relative to the size of the account. The Advisers will use their best judgment to make a fair and equitable allocation, which may include, among other things, consideration of allocating to underperforming accounts or accounts where smaller lot sizes would be reasonable.

To the extent permitted by law and in accordance with procedures established by the Board of Trustees, the Fund may engage in brokerage transactions with brokers that are affiliates of the Advisers. The Fund has adopted procedures which are reasonably designed to provide that commissions or other remuneration paid to affiliated brokers of the Advisers do not exceed the usual and customary brokerage commission.

Because the Fund is newly formed and had not commenced operations prior to the date of this SAI, the Fund has not incurred any brokerage commission as of the date of this SAI.

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 6 below have been adopted as fundamental policies. A fundamental policy affecting the Fund may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A majority of the outstanding voting securities of the Fund means the lesser of (a) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund. Investment restriction 7 may be changed by vote of a majority of the Board of Trustees at any time.

1. The Fund may not borrow money or issue any senior security except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2. The Fund may not underwrite securities of other companies, except insofar as the Fund may be deemed to be an underwriter for purposes of the Securities Act by virtue of disposing of portfolio securities.

3. The Fund may not purchase any securities that would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of any one particular industry or group of industries, provided that this limitation shall not apply to the Fund’s purchase of U.S. Government Securities.

4. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may (i) purchase or sell securities or instruments secured by real estate or interests therein or representing interests in real estate, (ii) make, purchase or sell real estate mortgage loans, or (iii) purchase or sell securities or instruments issued by issuers which invest, deal or otherwise engage in real estate or interests therein.

5. The Fund may not make loans except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6. The Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund. This restriction shall not prohibit the Fund from purchasing or selling securities or other instruments backed by commodities or from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, interest rate or securities-related or foreign currency-related hedging instruments, swap agreements or other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

7. The Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures and options on futures. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin.

Unless otherwise indicated, all percentage limitations listed above apply to the Fund only at the time at which a transaction is entered into. Accordingly, except with respect to borrowing or hypothecating assets of the Fund, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund’s net assets will not be considered a violation.

For purposes of applying the terms of investment restriction number 3, the Adviser will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, an “industry” is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular “industry” is therefore an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the internet (including issuers of securities in which the Fund may invest) were initially classified as internet companies, but over time have evolved into the economic risk profiles of retail companies. The Adviser will use its best efforts to assign each issuer to the category which it believes is most appropriate. Additionally, the Fund interprets its policy with respect to concentration in a particular industry to apply to direct investments in the securities of issuers in a particular industry, as determined by the Adviser. The Fund takes the position that mortgage-backed securities and asset-backed securities, whether government-issued or privately issued, do not represent interests in any particular “industry,” and therefore the 25% concentration restriction noted above does not apply to such securities.

Fund Classification

The Fund is a “diversified” investment company under the 1940 Act. This means that, with respect to 75% of the Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to investments in U.S. government securities). A Fund is not subject to this limitation with respect to the remaining 25% of its total assets.

Under the IRC, to qualify as a regulated investment company, a fund must meet certain diversification requirements as determined at the close of each quarter of each taxable year. For instance, no more than 25% of a fund’s assets can be invested in the securities of any one issuer other than U.S. Government securities and securities of other regulated investment companies, or of two or more issuers which the regulated investment company controls and which are engaged in the same, similar, or related trades or businesses. In addition, at least 50% of the market value of the fund’s assets must be represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

TRUSTEES AND OFFICERS

Management Information

The Board of Trustees is responsible for overseeing the Trust’s affairs. The Board of Trustees currently consists of four Trustees, three of whom are not “interested persons” of the Trust (the “Independent Trustees”) and one of whom is an “interested person” of the Trust (the “Interested Trustee”), as defined in the 1940 Act. Detailed information about the Trustees and officers of the Trust, including their names, addresses, ages, and principal occupations for the last five years, is set forth in the table below. “Fund Complex” used in this SAI refers to the Trust (consisting of 1 portfolio), TCW Funds, Inc. (consisting of 22 portfolios), TCW Strategic Income Fund, Inc. (consisting of 1 portfolio), and Metropolitan West Funds (consisting of 9 portfolios).

Name, Address, Age and Position(s) Held with Fund(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
INDEPENDENT TRUSTEES

Patrick C. Haden (62) Trustee	Indefinite term; since March 2015.	Athletic Director (since August 2010), University of Southern California; General Partner (1987 – August 2010), Riordan, Lewis & Haden (private equity firm).	Tetra Tech, Inc. (environmental consulting); The Rose Hills Foundation (foundation).	33

Peter McMillan (57) Trustee and Chairman of the Board	Indefinite term; since March 2015.	Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (since 2005), KBS Capital Advisors (real estate investments); Co-founder and Managing Partner (since 2000), Willowbrook Capital Group, LLC (investment advisory firm).	KBS Real Estate Investment Trust III, Inc. (real estate investments); KBS Real Estate Investment Trust II, Inc. (real estate investments); KBS Real Estate Investment Trust, Inc. (real estate investments); KBS Strategic Opportunity REIT II, Inc. (real estate investments); KBS Strategic Opportunity REIT, Inc. (real estate investments).	33

Andrew Tarica (55) Trustee	Indefinite term; since March 2015.	Employee (since 2005), Concept Capital Markets, LLC (broker-dealer); Chief Executive Officer (since February 2011), Meadowbrook Capital Management (asset management company).	None.	33

INTERESTED TRUSTEE

Jess Ravich(3) (57) Trustee	Indefinite term; since March 2015.	Group Managing Director and Head of Alternative Products (since December 2012), The TCW Group, Inc. (asset management firm); Managing Director and Head of the Capital Markets Group (November 2009 — December 2012), Houlihan Lokey Howard & Zukin, Inc. (international investment bank); Founder and CEO (1991 — November 2009), Libra Securities LLC (investment banking firm); Executive Vice President, Fixed Income Department (1990 — 1991, Jefferies & Company, Inc. (investment banking firm); Senior Vice President (1985 — 1990), Drexel Burnham Lambert (investment banking firm).	Director (since December 2014), A-Mark International, Inc. (trading and collectibles); Director (since June 2006) and Chairman of Board of Trustees (since August 2006), ALJ Regional Holdings, Inc. (holding company for call center operations); Director (since May 1995) and Chairman of Board of Directors (since January 2011), Cherokee Inc.	1

Name, Address, Age and Position(s) Held with Fund(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

David S. DeVito (52) President and Chief Executive Officer	Indefinite term; since March 2015.	Executive Vice President and Chief Operating Officer (since October 2013), TCW Investment Management Company, The TCW Group, Inc., Trust Company of the West, Metropolitan West Asset Management, and TCW Asset Management Company; President and Chief Executive Officer (since January 2014), TCW Strategic Income Fund, Inc. and TCW Funds, Inc.; Executive Vice President and Chief Financial Officer (since 2010), Metropolitan West Funds.	N/A	N/A

Meredith S. Jackson (55) Senior Vice President, General Counsel and Secretary	Indefinite term; since March 2015.	Executive Vice President, General Counsel and Secretary (since February 2013), TCW Investment Management Company, The TCW Group Inc., Trust Company of the West, TCW Asset Management Company and Metropolitan West Asset Management; Senior Vice President, General Counsel and Secretary (since February 2013), TCW Strategic Income Fund, Inc., TCW Funds, Inc., and Metropolitan West Funds; Partner and Chair of the Debt Finance Practice Group (1999 – January 2013), Irell & Manella (law firm).	N/A	N/A

Jeffrey A. Engelsman (47) Chief Compliance Officer	Indefinite term; since March 2015.	Managing Director, Global Chief Compliance Officer (since August 2014), TCW Investment Management Company, The TCW Group Inc., Trust Company of the West and TCW Asset Management Company; Chief Compliance Officer (since September 2014), TCW Strategic Income Fund, Inc. and TCW Funds, Inc.; Chief Compliance Officer (2009 – August 2014), MainStay Funds (mutual fund); Managing Director (2009 – July 2014), New York Life Investments (investment management).	N/A	N/A

Patrick W. Dennis (33) Vice President and Assistant Secretary	Indefinite term; since March 2015.	Senior Vice President & Associate General Counsel (since January 2013), Trust Company of the West, TCW Asset Management Company, Metropolitan West Asset Management and TCW Investment Management Company; Assistant Secretary (since February 2013), TCW Funds, Inc.; Vice President and Assistant Secretary (since February 2013), Metropolitan West Funds; Associate (2010 – 2013), Paul Hastings LLP (law firm); Associate (2006 – 2010), Dechert LLP (law firm).	N/A	N/A

Richard M. Villa (50) Treasurer	Indefinite term; since March 2015.	Treasurer and Chief Financial Officer (since February 2014), TCW Funds, Inc.; Treasurer and Chief Financial Officer (since January 2014), TCW Strategic Income Fund, Inc.; Managing Director and Chief Financial Officer (since July 2008), TCW Investment Management Company, the TCW Group, Inc., Trust Company of the West, TCW Asset Management Company, and Metropolitan West Asset Management.	N/A	N/A

George N. Winn (46) Vice President and Assistant Treasurer	Indefinite term; since March 2015.	Senior Vice President (since June 1994), Trust Company of the West, TCW Asset Management Company, Metropolitan West Asset Management and TCW Investment Management Company.	N/A	N/A

(1)	The address of each Independent Trustee is c/o K&L Gates LLP, Counsel to the Independent Trustees of TCW Alternative Funds, Four Embarcadero Center, Suite 1200, San Francisco, CA 94111. The address of the Interested Trustee and each officer is c/o Trust Company of the West, 865 South Figueroa Street, Los Angeles, CA 90017.
(2)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
(3)	Mr. Ravich is an “interested person” of the Trust, as defined in the 1940 Act, because of the offices he holds with the parent company of the Adviser.

Leadership Structure

The Board of Trustees is responsible for the overall management of the Trust, including general supervision of the duties performed by the Adviser and other service providers in accordance with the provisions of the 1940 Act, other applicable laws and the Trust’s Declaration of Trust and By-Laws. The Board of Trustees meets in regularly scheduled meetings throughout the year. It is currently composed of four Trustees, including three Independent Trustees. As discussed below, the Board of Trustees has established two committees to assist the Board of Trustees in performing its oversight responsibilities.

The Board of Trustees has appointed an Independent Trustee to serve as its Chairman. The Chairman’s primary role is to set the agenda of the Board of Trustees and determine what information is provided to the Board of Trustees with respect to matters to be acted upon by the Board of Trustees. The Chairman presides at all meetings of the Board of Trustees and leads the Board of Trustees through its various tasks. The Chairman also acts as a liaison with management in carrying out the Board of Trustees’ functions. The Chairman also performs such other functions as may be requested by the Board of Trustees from time to time. The designation of Chairman does not impose any duties, obligations or liabilities that are greater than the duties, obligations or liabilities imposed on such person as a member of the Board of Trustees generally.

Risk Oversight

Through its direct oversight role, and indirectly through its committees, the Board of Trustees performs a risk oversight function for the Trust consisting, among other things, of the following activities:

General Oversight. The Board of Trustees regularly meets with, or receives reports from, the officers of the Trust and representatives of key service providers to the Trust, including the Adviser, administrator, transfer agent, custodian and independent registered public accounting firm, to review and discuss the operational activities of the Trust and to provide direction with respect thereto.

Compliance Oversight. The Board of Trustees reviews and approves the procedures of the Trust established to ensure compliance with applicable federal securities laws. The Board of Trustees keeps informed about how the Trust’s operations conform to its compliance procedures through regular meetings with, and reports received from, the Trust’s Chief Compliance Officer and other officers.

Investment Oversight. The Board of Trustees monitors investment performance during the year through regular performance reports from management with references to appropriate performance measurement indices. The Board of Trustees also receives focused performance presentations on a regular basis, including special written reports and oral presentations by portfolio managers. In addition, the Board of Trustees monitors the Fund’s investment practices and reviews its investment strategies with management and receives focused presentations.

Valuation Oversight. The Board of Trustees has approved the valuation methodologies used in establishing the daily values of the Fund’s assets and monitors the accuracy with which the valuations are carried out. The Board of Trustees receives regular reports on the use of fair value prices and monitors the effectiveness of the Trust’s valuation procedures.

Financial Reporting. Through its Audit Committee, the Board of Trustees meets regularly with the Trust’s independent registered public accounting firm to discuss financial reporting matters, the adequacy of the Trust’s internal controls over financial reporting, and risks to accounting and financial reporting matters.

Committees

Audit Committee. The Audit Committee makes recommendations to the Board of Trustees concerning the selection of the independent auditors and reviews with the auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Trust with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee also reviews compliance with the Code of Ethics by the executive officers, directors and investment personnel of the Adviser. The Audit Committee consists of Messrs. Haden, McMillan, and Tarica, each an Independent Trustee. Mr. Haden serves as the Chairman of the Audit Committee.

Nominating Committee. The Nominating Committee makes recommendations to the Board of Trustees regarding nominations for membership on the Board of Trustees. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Trustees, their independence from the Adviser and other principal service providers of the Trust. The Nominating Committee periodically reviews Trustee compensation and recommends any appropriate changes to the Board. The Nominating Committee also reviews, and may make recommendations to the Board of Trustees relating thereto, issues that pertain to the effectiveness of the Board in carrying out its responsibilities of overseeing the management of the Trust. The Nominating Committee consists of Messrs. Haden, McMillan, and Tarica, each an Independent Trustee. Mr. Tarica serves as the Chairman of the Nominating Committee.

The Nominating Committee will consider potential Trustee candidates recommended by shareholders provided that the proposed candidates satisfy the Trustee qualification requirements provided in the Trust’s Nominating Committee Charter and are not “interested persons” of the Trust within the meaning of the 1940 Act. In determining procedures for the submission of potential candidates by shareholders and any eligibility requirements for such nominees and for the shareholders submitting the nominations, the Nominating Committee has looked to recent SEC promulgations regarding Trustee nominations for guidance.

None of the committees has held any meeting as of the date of this SAI.

Additional Information About the Trustees

The Trust seeks as Trustees individuals of distinction and experience in business or finance, government service or academia. In determining that a particular person was and continues to be qualified to serve as a Trustee, the Board of Trustees has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those described below, the Board has determined that each of the current Trustees is qualified to serve as a Trustee of the Trust. In addition, the Board of Trustees believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board of Trustees to operate effectively in governing the Trust and protecting the interests of shareholders.

Patrick C. Haden. Mr. Haden has many years of experience as a partner at a private equity firm that invests in high growth, middle market enterprises. He also has extensive experience serving as a board member, including as a director and chairman of TCW Funds, Inc. and TCW Strategic Income Fund, Inc. and as a director of Metropolitan West Funds and Tetra Tech, Inc.

Peter McMillan. Mr. McMillan has many years of experience as an investment industry professional with extensive experience managing securities portfolios, and is very experienced with the analysis of investment strategy, trading, and performance results. He also has extensive experience serving as a board member, including as a director of Metropolitan West Funds, TCW Funds, Inc., TCW Strategic Income Fund, Inc., and various real estate investment trusts.

Andrew Tarica. Mr. Tarica has many years of experience in the investment management and investment advisory industry, including substantial experience managing fixed-income portfolios. He also has extensive experience serving as a board member, including as a director and chairman of Metropolitan West Funds, a director of TCW Funds, Inc., and a director of the TCW Strategic Income Fund, Inc.

Jess Ravich. Mr. Ravich has many years of experience with various investment banking firms and is Group Managing Director and Head of Alternative Products at the parent company of the Adviser. He also has extensive experience serving as a board member, including as a director and chairman of Cherokee Inc. and ALJ Regional Holdings, Inc. and as a director of Spectrum Group International, Inc.

Equity Ownership of Trustees

Because the Fund is newly formed and had not commenced operations prior to the date of this SAI, none of the Trustees or officers of the Trust owns any outstanding shares of the Fund as of the date of this SAI.

The following tables set forth the equity ownership of the Trustees, as of December 31, 2014, in the Fund and in all registered investment companies overseen by the Trustees in the same family of investment companies as the Fund, which include TCW Funds, Inc. and TCW Strategic Income Fund, Inc. The codes for the dollar ranges of equity securities owned by the Trustees are: (a) $1-$10,000, (b) $10,001 -$50,000, (c) $50,001-$100,000; and (d) over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
INDEPENDENT TRUSTEES
Patrick C. Haden	—	(d)
Peter McMillan	—	(d)
Andrew Tarica	—	(d)
INTERESTED TRUSTEE
Jess Ravich	—	None

Compensation of Independent Trustees

The Trust pays each Independent Trustee an annual fee of $36,000. The Chairman of the Audit Committee receives an additional annual retainer of $7,200, the Chairman of the Nominating Committee receives an additional annual retainer of $3,600, and the Chairman of the Board receives an additional annual retainer of $10,800. Independent Trustees are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending meetings of the Board or a committee of the Board. Trustees and officers who are employed by the Adviser or an affiliated company thereof receive no compensation or expense reimbursement from the Trust. Trustees do not receive any pension or retirement benefits as a result of their service as a Trustee of the Trust.

The following table shows the estimated amounts of compensation to be paid to the Independent Trustees by the Trust for the fiscal year ending October 31, 2015, as well as the total compensation from the Trust and Fund Complex paid to the Trustees for the year ended October 31, 2014. As of the date of this SAI, the Independent Trustees have not yet received any compensation from the Trust.

Name of Trustee	Aggregate Compensation From the Trust	Total Compensation from the Trust and Fund Complex(1) Paid to Trustees
	Fiscal Year Ending October 31, 2015	Year Ended October 31, 2014
INDEPENDENT TRUSTEES
Patrick C. Haden	$32,400	$147,500
Peter McMillan	$35,100	$128,000
Andrew Tarica	$29,700	$143,000
INTERESTED TRUSTEE
Jess Ravich	$0	$0

(1)	As of the date hereof, the Fund Complex consists of 33 registered investment companies.

Retirement Policy

The Trust has not adopted a retirement policy for Trustees.

INVESTMENT ADVISORY SERVICES

Investment Adviser

The Adviser was organized in 1987 as a wholly-owned subsidiary of TCW. The Carlyle Group, LP (“Carlyle”), a global alternative asset manager, may be deemed to be a control person of the Adviser by reason of its control of certain investment funds that indirectly control more than 25% of the voting stock of TCW. Carlyle also controls various other pooled investment vehicles and, indirectly, many of the portfolio companies owned by those funds.

The Trust, on behalf of the Fund, and the Adviser are parties to an Investment Management and Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, subject to the direction and supervision of the Board of Trustees, the Fund retains the Adviser, among other things, to manage the investment of its assets, including to evaluate the pertinent economic, statistical, financial and other data and to formulate and implement its investment program; to place orders for the purchase and sale of its portfolio securities and other instruments and investments; and to administer its day-to-day operations.

The Advisory Agreement also provides that the Adviser will furnish to the Trust office space at such places as may be agreed upon from time to time and all office facilities, business equipment, supplies, utilities and telephone services necessary for managing the affairs and investments; keep those accounts and records of the Trust and the Fund that are not maintained by the Trust’s transfer agent, custodian, accounting or sub-accounting agent; and arrange for officers or employees of the Adviser to serve, without compensation from the Trust, as officers, Trustees or employees of the Trust if desired and reasonably required by the Trust.

For services performed with respect to the Fund, the Trust pays the Adviser a fee, payable monthly and calculated daily by applying the annual investment advisory fee percent for the Fund to the Fund’s net asset value. The annual management fees (as a percentage of average net asset value) for the Fund are as follows:

TCW/Gargoyle Hedged Value Fund	0.90%

Because the Fund is newly formed and had not commenced operations prior to the date of this SAI, no management fee under the Advisory Agreement has been paid to the Adviser as of the date of this SAI.

Except for expenses specifically assumed by the Adviser under the Advisory Agreement, the Trust bears all expenses of the Trust and the Fund, including, without limitation, fees and expenses of the Independent Trustees, broker commissions and other ordinary or extraordinary expenses incurred by the Trust or the Fund in the course of its business.

Pursuant to the Operating Expenses Agreement between the Adviser and the Fund (the “Operating Expenses Agreement”), the Adviser has agreed to waive its investment management fee and/or reimburse the operating expenses of the Fund to the extent the Fund’s operating expenses (excluding taxes, interest, brokerage commissions, dividends on securities sold short, acquired fund fees and expenses, and extraordinary expenses) exceed, in the aggregate, the rate per annum, as set forth below.

Fund	Expense Cap (As Percent of Average Net Asset Value)
TCW/Gargoyle Hedged Value Fund
Class N	1.50%
Class I	1.25%

This contractual fee waiver/expense reimbursement will remain in place through October 31, 2016. During this term, only the Board may terminate or modify the terms of the Operating Expenses Agreement. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to any applicable expense caps at the time of recoupment or at the time of waiver and/or reimbursement, whichever is lower.

The Advisory Agreement was approved by the Board of Trustees, and separately by the Independent Trustees, at an in-person meeting called for the purpose of voting on such approval on March 9, 2015. The Advisory Agreement will continue in effect as to the Fund initially for a term of up to two years and thereafter from year to year if such continuance is specifically approved at least annually by (a) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and (b) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated without penalty at any time by the Trust (by the vote of a majority of the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund) or by the Adviser upon 60 days’ written notice to the other party. The Advisory Agreement terminates automatically in the event of its assignment.

The Advisory Agreement also provides that none of the Adviser or any director, officer, agent or employee of the Adviser will be liable or responsible to the Trust or any of its shareholders for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by such person or persons of their respective duties, except for liability resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of their respective duties. Under the Advisory Agreement, the Adviser will also be indemnified by the Trust as an agent of the Trust in accordance with the terms of the Trust’s By-Laws.

Sub-Adviser

Pursuant to the Advisory Agreement, the Adviser may employ one or more sub-advisers as the Adviser may believe to be particularly fitted to assist the Adviser in the performance of the Advisory Agreement, provided that the compensation of any sub-adviser shall be paid by the Adviser. Currently, Gargoyle Investment Advisor L.L.C. serves as the Fund’s sub-adviser (the “Sub-Adviser” or “Gargoyle”), pursuant to the Investment Sub-Advisory Agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”).

The Sub-Adviser is a New York limited liability company formed in 1999. It is principally owned by Gargoyle Group Holdings L.L.C. and is controlled by Alan S. MacKenzie, Jr., Phillip S. Martin, Joshua B. Parker, and Alan L. Salzbank, who are principals of Gargoyle Group Holdings L.L.C.

Under the Sub-Advisory Agreement, subject to the overall supervision, direction, control and review of the Adviser, the Sub-Adviser has the full discretionary authority to manage the investment and reinvestment of the Fund’s assets, including the authority to purchase, sell and cover open positions and to generally deal in securities and other investments relating to the Fund.

The Adviser, not the Fund, is responsible for the payment of the sub-advisory fee to the Sub-Adviser. Under the Sub-Advisory Agreement, the Adviser pays to the Sub-Adviser as compensation for the services rendered thereunder for the Fund a fee at an annual rate (as a percentage of average net asset value) as follows:

TCW/Gargoyle Hedged Value Fund	0.38	% - 0.70%*

*	Varies based on average net asset value and Fund and Adviser expenses.

Because the Fund is newly formed and had not commenced operations prior to the date of this SAI, no sub-advisory fee under the Sub-Advisory Agreement has been paid to the Sub-Adviser as of the date of this SAI.

The Adviser and the Trust intend to apply for, and expect to receive, an exemptive order from the SEC to operate under a manager of managers structure that, subject to certain conditions, permits the Adviser, with the approval of the Board, including a majority of the Independent Trustees, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend or terminate sub-advisory agreements on behalf of the Fund without shareholder approval. There is no guarantee that such exemptive order will be granted. The Sub-Advisory Agreement was approved by the Board of Trustees, and separately by the Independent Trustees, at an in-person meeting called for the purpose of voting on such approval on March 9, 2015. The Sub-Advisory Agreement will continue in effect as to the Fund initially for a term of up to two years and thereafter from year to year if such continuance is specifically approved at least annually by (a) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and (b) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated without penalty at any time by the Trust (by the vote of a majority of the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund), upon 60 days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or the Sub-Adviser, upon 60 days’ written notice to the other party. The Sub-Advisory Agreement terminates automatically in the event of its assignment or in the event that the Advisory Agreement is terminated.

PORTFOLIO MANAGEMENT

Portfolio Manager Compensation

Gargoyle Investment Advisor L.L.C. Gargoyle seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Messrs. Parker and Salzbank are partners and substantial owners of Gargoyle, and thus receive compensation solely based on Gargoyle’s overall profitability.

Ownership of Securities and Other Managed Accounts

Because the Fund is newly formed and had not commenced operations prior to the date of this SAI, none of the Fund’s portfolio managers beneficially owns any outstanding shares of the Fund as of the date of this SAI.

The table below sets forth certain information, as of December 31, 2014, regarding other accounts managed by the Fund’s portfolio managers, including the Fund. Total assets in the table are in millions.

							Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joshua B. Parker (Sub-Adviser)	1	$75.9	2	$187.5	2	$147.5	—	—	2	$187.5	—	—
Alan L. Salzbank (Sub-Adviser)	1	$75.9	2	$187.5	2	$147.5	—	—	2	$187.5	—	—

Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager, or the Advisers or their affiliates, has a greater financial incentive, such as a performance fee account, or where an account or fund managed by a portfolio manager has a higher fee sharing percentage than the portfolio manager’s fee sharing percentage with respect to the Fund. When accounts managed by the Advisers (including the Fund) invest in different parts of an issuer’s capital structure (e.g., one account owns equity securities of an issuer while another account owns debt obligations of the same issuer), actual or potential conflicts of interest may also arise with respect to decisions concerning the issuer’s financing, investments or risks, among other issues, as related to the interests of the accounts. The Advisers have adopted policies and procedures reasonably designed to address these types of conflicts, and the Advisers believe their policies and procedures serve to operate in a manner that is fair and equitable among their clients, including the Fund.

DISTRIBUTION OF FUND SHARES

TCW Funds Distributors (the “Distributor”) 865 South Figueroa Street, Los Angeles, CA 90017 serves as the non-exclusive distributor of each class of the Fund’s shares pursuant to a Distribution Agreement (“Distribution Agreement”) with the Trust, which is subject to the annual approval by the Board. Shares of the Fund are offered and sold on a continuous basis. The Distribution Agreement is terminable without penalty, on not less than 60 days’ notice, by the Board of Trustees, by vote of holders of a majority of the Trust’s shares, or by the Distributor. The Distributor receives no compensation from the Fund for distribution of the Fund’s shares except payments pursuant to the Trust’s Share Marketing Plan (Rule 12b-1 Plan) adopted pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) as described below. The Distributor is affiliated with the Adviser.

The Fund offers two classes of shares: Institutional Class or Class I shares and Investor Class shares or Class N shares. Class I shares are offered primarily for direct investment by investors. Class N shares are offered through firms which are members of the Financial Industry Regulatory Authority (“FINRA”) and which have dealer agreements with the Distributor and other financial intermediaries.

Rule 18f-3 Plan

The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act (the “Rule 18f-3 Plan”). Under the Rule 18f-3 Plan, shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class may have a differing sales charge structure and differing exchange and conversion features.

Rule 12b-1 Plan

The Trust has adopted the Distribution Plan with respect to the Class N shares of the Fund. Under the terms of the Distribution Plan, the Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares for distribution and related services, regardless of the distribution related expenses the Distributor incurs. Payments are made to firms that are members of FINRA and other financial intermediaries for distribution and related services. Under the terms of the Distribution Plan, services which such firms or other financial intermediaries provide may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about the Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Class N shares; and assisting investors in completing application forms and selecting dividend and other account options. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investor’s investment and may cost such investor more than paying other sales charges. The Distribution Plan is intended to facilitate the sale of Class N shares.

No interested person of the Fund or any Independent Trustee has any direct or indirect financial interest in the operation of the Distribution Plan except to the extent that the Distributor, the Adviser or certain of their employees may be deemed to have such an interest as a result of the benefits derived from the successful operation of the Distribution Plan. The Fund does not participate in any joint distribution activities with another investment company.

The Distribution Plan provides that it may not be amended to materially increase the costs which Class N shareholders may bear under the Distribution Plan without the approval of a majority of the outstanding voting securities of the Class N and by vote of a majority of both (i) the Board of Trustees, and (ii) the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Distribution Plan and any related amendments.

The Distribution Plan was initially approved by the Board of Trustees on March 9, 2015 and provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the vote of a majority of both (i) the Board of Trustees, and (ii) the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

Because the Fund is newly formed and had not commenced operations prior to the date of this SAI, there is no 12b-1 expense information available for Class N shares of the Fund.

Other Shareholder Servicing Expenses Paid by the Fund

The Fund is authorized to compensate each broker-dealer and other third-party intermediary up to such percentage as approved by the Board of the assets serviced for the Fund by that intermediary for shareholder services. These services constitute sub-recordkeeping, sub-transfer agent or similar services and are similar in scope to services provided by the transfer agent to the Fund. These expenses paid by the Fund would remain subject to any overall expense limitation applicable to the Fund. These expenses are in addition to any supplemental amounts the Adviser pays out of its own resources and are in addition to the Fund’s payment of any amounts through the Distribution Plan. This amount may be adjusted, subject to approval by the Board of Trustees.

Payments by the Adviser

The Adviser or its affiliates may make payments out of their revenues to FINRA member firms in connection with the sale and distribution of the Fund’s shares or for services to the Fund and its shareholders. Such payments are in addition to any Distribution Plan amounts paid to such FINRA member firms. The payments are discussed in detail in the Prospectus under the title “Payments by the Adviser.”

The Adviser or its affiliates may also make payments to selling and shareholder servicing agents that are not FINRA member firms and that sell shares of or provide services to the Fund and its shareholders, such as banks, insurance companies and plan administrators. These firms may be affiliated with FINRA member firms.

OTHER SERVICE PROVIDERS

Administrator

BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the administrator of the Trust (the “Administrator”) pursuant to a Fund Administration and Accounting Agreement between the Trust, on behalf of the Fund, and the Administrator (the “Administration Agreement”). Under the Administration Agreement, the Administrator will provide, among others, (i) valuation support and computation accounting services, including the calculation of net asset value and portfolio turnover rate of the Fund; (ii) financial reporting services, including the preparation of the Fund’s annual and semi-annual shareholder reports and its quarterly schedule of portfolio holdings; (iii) tax services, including the preparation of year-end tax provision and tax distribution analysis and of federal and state income tax and excise tax returns; (iv) fund administration services, including the monitoring of the Fund’s compliance with portfolio limitations and of the Fund’s status as a regulated investment company under Subchapter M of the IRC; and (v) regulatory administration services, including maintaining a regulatory calendar for the Fund listing various SEC filing and Board approval deadlines, assembling and distributing Board materials for quarterly meetings of the Board, attending quarterly Board meetings and drafting minutes thereof, and preparing and coordinating the filing of annual post-effective amendments to the Fund’s registration statement and Forms N-CSR, N-Q and N-PX. For the services provided under the Administration Agreement, the Administrator receives such compensation as is mutually agreed to in writing by the Fund and the Administrator from time to time. Because the Fund is newly formed and had not commenced operations prior to the date of this SAI, no fees under the Administration Agreement have been paid to the Administrator as of the date of this SAI.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722, also serves as transfer agent for the Trust.

Custodian

The Bank of New York Mellon, One Wall Street, New York, New York 10286, serves as custodian for the Trust (the “Custodian”) pursuant to a Custody Agreement between the Trust, on behalf of the Fund, and the Custodian (the “Custody Agreement”). Under the Custody Agreement, the Custodian, among other things, (i) maintains a separate account in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) makes distributors or transfer out of the account of the Fund, (iv) receives all eligible income and other payments due to the account of the Fund, and (v) makes available monthly account statements to the Fund. Pursuant to applicable rules, the Custodian also acts as the Fund’s foreign custody manager.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, Two California Plaza, 555 West 5th Street, Los Angeles, California 90013, serves as the independent registered public accounting firm of the Trust. Deloitte & Touche LLP provides audit services and assurance, tax return review, other tax consulting services and assistance, and consultation in connection with the review of various SEC filings.

Legal Counsel

Paul Hastings LLP, 55 Second Street, 24th Floor, San Francisco, CA 94105, serves as counsel to the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons beneficially own, directly or through one or more controlled companies, more than 25% of the outstanding shares of the Fund may be deemed to “control” (as that term is defined in the 1940 Act) the Fund and may be able to affect or determine the outcome of matters presented for a vote of the shareholders of the Fund. A principal holder is a person who owns of record or beneficially 5% or more of any class of the Fund’s outstanding shares.

Because the Fund is newly formed and had not commenced operations prior to the date of this SAI, there are no principal holders or control persons of the Fund as of the date of this SAI.

As of the date of this SAI, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of the Fund.

CODES OF ETHICS

The Trust is subject to a Code of Ethics under Rule 17j-1 under the 1940 Act, and the Adviser and the Distributor are subject to a joint Code of Ethics (together with the Code of Ethics of the Trust, the “Codes”) under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended, with respect to certain investment transactions by persons subject to the Codes to avoid any actual or potential conflict of interest or abuse of any fiduciary position. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be held by the Fund.

DISCLOSURE OF PORTFOLIO INFORMATION

The Board of Trustees has adopted policies and procedures regarding the disclosure of the Fund’s portfolio holdings. The Fund currently discloses its portfolio holdings as of the end of the second and fourth fiscal quarters in the semi-annual and annual reports to shareholders, and its portfolio holdings as of the end of the first and third quarters in quarterly reports on Form N-Q, which are available at www.sec.gov and www.tcw.com. The Fund or the Adviser may distribute non-specific information about the Fund and/or summary information about the Fund at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of the Fund’s holdings.

In addition, it is the policy of the Trust to provide certain unaudited information regarding the portfolio composition of the Fund as of month-end to shareholders and others upon request to the Fund, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter). These complete holdings lists are not contained on the Trust’s website. The top ten holdings and other portfolio characteristics at month-end for the Fund may be found on the Trust’s website at www.tcw.com.

Shareholders and others who wish to obtain portfolio holdings for a particular month may make a request by contacting the Fund between the hours of 6:00 a.m. and 4:00 p.m., Pacific time, Monday through Friday, toll free at (800) 241-4671 beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for portfolio holdings may be made on a monthly basis pursuant to this procedure or pursuant to standing requests.

Persons making requests will be asked to provide their name and a mailing address, e-mail address or fax number. The Fund reserves the right to refuse to fulfill a request if it believes that providing portfolio holdings would be contrary to the best interests of the Fund. Such decisions are made by personnel of the Adviser of the Title of Senior Vice President or higher.

In addition to the policy stated above, the Fund may disclose its portfolio holdings at other times to analysts or ratings agencies. Personnel of the Adviser of a title of Senior Vice President or higher are permitted to authorize the release of the Fund’s portfolio holdings, as necessary, in conformity with the procedures adopted by the Board. The disclosure of portfolio holdings in this context is conditioned on the recipient agreeing in writing to treat such portfolio holdings as confidential (provided that analysts and rating agencies may publish portfolio positions upon the consent of personnel of the Adviser of the title of Senior Vice President or higher) and to not allow the portfolio holdings to be used by it or its employees in connection with the purchase or sale of shares of the Fund. In addition, portfolio holdings are provided or otherwise available to third-party service providers of the Fund, including the Fund’s custodian, administrator, pricing services, and broker-dealers, if necessary for the provision of services to the Fund. No compensation is received by the Fund or the Adviser in connection with the disclosure of portfolio holdings. The Board of Trustees will oversee disclosure of portfolio holdings by approval in advance of disclosures for legitimate business purposes and by regular review of reports on disclosures of the Fund’s portfolio holdings.

Current or quarterly portfolio holdings may be disclosed to governmental authorities pursuant to applicable laws or regulations, or a judicial, regulatory or other similar request. Information regarding the characteristics of the Fund’s portfolio, such as its current credit quality or duration, may be provided upon request, subject to the discretion of the Trust’s officers. Exceptions to the Trust’s portfolio holdings disclosure policies may be granted only by an officer of the Trust or the Chief Executive Officer of the Adviser upon a determination that the release of information would be appropriate for legitimate business purposes, and must be reported quarterly to the Board of Trustees. There is no guarantee that the Trust’s policies on the use and dissemination of portfolio holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

PROXY VOTING GUIDELINES

The Board of Trustees has delegated the Fund’s proxy voting authority to the Adviser, which has in turn delegated this authority to the Sub-Adviser. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 241-4671; (2) free of charge, on the Trust’s website at www.tcw.com; or (3) on the SEC’s website at http://www.sec.gov. When the Fund receives a request for its proxy voting record, it will send the information disclosed in the Trust’s most recently filed report on Form N-PX via first-class mail (or other means designed to ensure equally prompt delivery) within three business days of receipt of the request. The Trust also posts Form N-PX on its website as soon as is reasonably practicable after it is filed with the SEC.

Summaries of the proxy voting guidelines of the Adviser and the Sub-Adviser are provided below.

TCW INVESTMENT MANAGEMENT COMPANY

SUMMARY OF PROXY VOTING GUIDELINES

Introduction

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. If TCW has responsibility for voting proxies in connection with these investment advisory duties, or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted these proxy voting guidelines and procedures (the “Guidelines”).

The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments. TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. The Proxy Committee shall periodically review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with TCW’s clients’ best interests. In certain limited circumstances, particularly in the area of structured financing, TCW may enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations. In the event that TCW inadvertently receives any proxy materials on behalf of a client that has retained proxy voting responsibility, and where it is reasonably feasible for TCW to determine the identity of the client, TCW will promptly forward such materials to the client.

As a matter of firm policy, TCW does not disclose to unaffiliated third parties how it expects to vote on upcoming proxies and does not disclose the way it voted proxies without a legitimate need to know such information.

Philosophy

When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. Generally, proposals will be voted in accordance with the Guidelines and any applicable guidelines provided by TCW’s clients. TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and an Outside Service.

Proxy Voting Overrides

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to abstain on a vote will provide a written rationale for doing so and that rationale will be in the vote notes of the proxy when it is voted. A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, he/she will obtain the approval of TCW’s Director of Research (the “Director of Research”) for the vote before submitting it. The Director of Research will review the portfolio manager’s vote and make a determination. If the Director of Research believes it appropriate, he/she may elect to convene the Proxy Committee for its independent consideration as to how the vote should be cast.

Conflicts of Interest

In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely according to the Guidelines and any applicable guidelines provided by TCW’s clients, as outlined below. If a potential conflict of interest arises and there is no predetermined vote, or the Guidelines (or any applicable TCW client guidelines) themselves refer such vote to the portfolio manager for decision, or the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis:

Where the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Specialist will determine whether such relationship may be deemed not to be material to TCW based on the level of assets under management and other relevant facts and circumstances. Where the relationship is deemed material, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

Where an employee of TCW sits on the Board of a public company, the Proxy Specialist will determine whether such Board member is the portfolio manager for the account holding the security, or whether the Board member has spoken with the portfolio managers for the account holding the security. If either the particular Board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular Board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities.

Where the issuer is an affiliate of TCW, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

Where any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.

Proxy Voting Information and Recordkeeping

Upon request to the Proxy Specialist, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations.

TCW or an Outside Service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision, including proxy overrides delivered to the Proxy Specialist and decisions of the Proxy Committee. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or an Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or an Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting.

Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers whether or not to vote an international proxy based on the particular facts and circumstances. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies.

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•	For director and management nominees in uncontested elections

•	For management nominees in contested elections

•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees

•	Generally for routine management proposals

•	For amendments to the company’s certificate of incorporation or bylaws, except against if an amendment would have the effect of reducing shareholders’ rights

Capital Structure

•	Generally for reasonable changes in authorized common stock

•	For the issuance of common stock or preferred stock, except against if the shares have voting rights superior to those of other common or preferred shareholders, as applicable

•	For approving the issuance or exercise of stock warrants

•	For authorizing preferred stock and making reasonable changes to authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For amending or canceling a class or series of preferred stock

•	Against authorizing and for eliminating or amending dual or multiple classes of common stock

•	For a stock repurchase program

•	For a stock split

•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares Mergers and Restructuring

Mergers and Restructuring

•	Generally for mergers and restructurings, including recapitalization, bankruptcy restructurings, liquidations, reincorporating in a different state, leveraged buyout of the company, spinning off certain company operations or divisions, the sale of assets

•	Against adopting or preserving cumulative voting

Board of Trustees

•	For limiting the liability of directors

•	For setting the board size

•	For allowing the directors to fill vacancies on the board without shareholder approval

•	Against giving the board the authority to set the size of the board as needed without shareholder approval

•	For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause

Anti-Takeover Provisions

•	Generally against the concept of a classified board

•	Generally against the concept of a shareholder rights plan (poison pill)

•	Against eliminating or limiting shareholders’ right to call a special meeting

•	For restoring shareholders’ right to call a special meeting

•	Against eliminating or limiting shareholders’ right to act by written consent

•	For restoring shareholders’ right to act by written consent

•	Against establishing or maintaining a supermajority vote provision to (i) approve a merger or other business combination, (ii) change certain bylaw or charter provisions

•	Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid

•	Against fair price provisions

•	For limiting the payment of greenmail

•	Against adopting advance notice requirements

•	Against opting into a state takeover statutory provision

Compensation

•	Generally in favor of reasonable compensation and bonus plans proposed by management, including one-time stock options and deferred compensation plans

•	For adopting, amending or adding shares to a stock incentive, purchase or award plan for employees and non-employee directors, provided that outstanding common stock is not overly diluted

•	For limiting per-employee option awards

•	For extending the term of a stock incentive plan for employees

•	Refer on assuming stock incentive plans

•	With management on “say on pay” proposals

Shareholder Proposals

•	For requiring shareholder ratification of auditors

•	Against requiring the auditors to attend the annual meeting

•	Against limiting consulting by auditors

•	Against requiring the rotation of auditors

•	Against restoring preemptive rights

•	For asking the company to study sales, spin-offs, or other strategic alternatives

•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•	Against eliminating the company’s discretion to vote unmarked proxy ballots.

•	For providing equal access to the proxy materials for shareholders

•	Generally against making changes to board or chairman election, composition or eligibility requirements

•	Against changing the annual meeting location or date

•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•	Against urging the creation of a shareholder committee

•	For adopting cumulative voting

•	Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect

•	For repealing a classified board

•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•	Generally against supermajority provisions

•	Against repealing fair price provisions

•	For restoring shareholders’ right to call a special meeting or act by written consent

•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•	For seeking to force the company to opt out of a state takeover statutory provision

•	Against reincorporating the company in another state

•	For limiting greenmail payments

•	Generally against restricting executive or director compensation, but for reasonable enhanced disclosure of executive compensation

•	For banning or calling for a shareholder vote on future golden parachutes

•	Against seeking to award performance-based stock options

•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•	Against requesting that future executive compensation be determined without regard to any pension fund income

•	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•	Against requiring option shares to be held

•	Generally for the creation of a compensation and a nominating committee

•	For increasing the independence of key committees

Social Issue Proposals

•	Generally for proposals that ask a company to review operations or impacts or disclosure activities or impacts, except against if the proposal calls for action beyond reporting

•	Generally against proposals that ask the company to implement changes in procedure, including the development of social, economic, environmental or ethical criteria to govern contracts and production

GARGOYLE INVESTMENT ADVISOR L.L.C.

PROXY VOTING POLICIES AND PROCEDURES

The following procedures apply to the voting of proxies solicited for securities in all accounts of Gargoyle clients where Gargoyle exercises Voting Authority over the way the proxies are to be voted see below). For accounts where Gargoyle exercises no such Voting Authority the procedures do not apply. Where a third party (other than Gargoyle) exercises Voting Authority in an account, such party must have in place written procedures that comply with the rules.

Introduction: The Voting Decision. Gargoyle as a registered investment adviser often obtains authority from its clients to vote shares by proxy ballot for corporate action to be taken by companies in which clients have invested. The Advisers Act imposes on Gargoyle a fiduciary duty to clients of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This duty of care, under recent SEC interpretations requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies in a manner consistent with the best interest of its client. The duty of loyalty requires that Gargoyle must not prefer its own interests over those of the client. The scope of an adviser’s responsibilities with respect to voting proxies is ordinarily determined by Gargoyle’s contract with the clients, the disclosures it has made to the client and the investment policies and objectives of the client. Gargoyle’s fiduciary duties to a client do not necessarily require it to become a “shareholder activist” by, for example, actively engaging in soliciting proxies or supporting or opposing matters before shareholders.

The duties of care and loyalty are exercised where Gargoyle completes the proxy material and forwards it to the company based on a decision by Gargoyle how to vote the proxy or whether to vote it at all (a “Voting Decision”).

Gargoyle and its personnel could have a number of conflicts that can affect a Voting Decision. For example, Gargoyle, an affiliate or Associated Person may manage a pension plan, administer an employee benefit plan, or provide brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies. Failure to vote in favor of management may harm a carefully developed relationship with the company. A Gargoyle person may also have business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships. For example, such a person may have a spouse or other close relative who serves as a director or executive of a company engaged in a proxy solicitation.

Under SEC Rule 206(4)-6, it is a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of section 206(4) of the Act for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies. The following written supervisory procedures are adopted pursuant to the requirements of the Rule.

The Rule has no application to accounts where Gargoyle does not exercise Voting Authority. While not required by the Rule, these procedures are intended to make it clear that in exercising the Voting Decision Gargoyle will always vote in the best interests of the client where considering proxy votes on a wide range of matters, such as changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility. Where the proxy solicitation involves an investment company the matters would also include, for example, approval of advisory contracts, distribution plans (“12b-1 plans”), and mergers.

Proxy Supervisor. Alan Salzbank of Gargoyle is hereby designated as the Proxy Supervisor for the firm. The duties of the Proxy Supervisor are as follows:

(a)	Provide copies of these procedures to all personnel involved in the processing of proxy material.

(b)	Identifying the Gargoyle advisory accounts (“Voting Authority Accounts”) over which Gargoyle has Voting Authority to make Voting Decisions.

(c)	Identifying Voting Authority Accounts potentially subject to a Material Conflict of Interest.

(d)	Identifying the individual(s) who are to make Voting Decisions with respect to each Voting Authority Account.

(e)	Implementing Gargoyle policies as to (i) customer notification (iii) making Voting Decisions and (iii) record keeping.

Voting Authority. Wherever it has authority (“Voting Authority”) in making a Voting Decision Gargoyle will exercise it in accordance with these procedures. Gargoyle’s investment management agreements provide Gargoyle with the authority with (a) overall management discretion and/or (b) specific authority to vote proxies.

Gargoyle considers that it has Voting Authority over a Voting Decision in any situation:

(a)	where the client has specifically stated in writing that the client wants the proxies for securities in the account to be voted by Gargoyle and not the client, and

(b)	where there is no specific directive either way but Gargoyle has discretionary management authority over client assets or funds in the account.

Material Conflicts of Interest. Gargoyle is obliged to identify, prior to making a Voting Decision in a Voting Authority Account, any Material Conflict of Interest with respect to that Voting Decision. Gargoyle will consider that it has a conflict of interest with respect to any Voting Decision where:

(a)	Gargoyle or an affiliate or associated parson is providing advisory, brokerage, underwriting, and insurance or banking services to a company whose management is soliciting proxies. Currently, this is not applicable to Gargoyle.

(b)	Gargoyle or an affiliate or Associated Person has a business or personal relationship with a member of company management or a company group (such as the pension plan), proponent of a proxy proposal, a participant in a proxy contest or a candidate for corporate office. Currently, this is not applicable to Gargoyle.

Voting Decisions. The Proxy Officer shall make the Voting Decision on behalf of Gargoyle wherever a Material Conflict of Interest has been identified. The Proxy Officer shall use discretion in determining whether further discussion and/or approval by supervisory personnel is warranted before making the Voting Decision.

In making a Voting Decision in the best interests of the client, the Responsible Person and/or Proxy Officer should consider, along with the position of management, other readily available input including the position of other securities holders or groups and/or regulatory authorities.

The Proxy Officer shall, at the same time as the Voting Decision is being made, determine whether there is enough uncertainty about the best interests of the client that the client should be contacted in advance for approval. If so, the Proxy Officer shall direct the Responsible Person to do so and to document the response. Factors to consider would include: the stated investment objectives of the client and the nature of the conflict of interest.

In contacting the client Gargoyle must provide the client with sufficient information regarding the matter before securities holders and the nature of the Material Conflict of Interest to enable the client to make an informed decision to consent to the adviser’s vote.

Conflicts List. The Proxy Officer shall maintain and make available to all employees a continuous record (the “Conflicts List”) of companies issuing securities with whom there is a potential Material Conflict of Interest in making Voting Decisions. Currently Gargoyle does not have any Material Conflicts.

Responsible Persons. The Proxy Officer shall identify on Gargoyle records the person(s) responsible (“Responsible Person”) in each Voting Authority Account for:

(a)	receiving and processing proxy solicitations in the Account

(b)	monitoring company developments with respect to the solicitation

(c)	checking the Conflicts List and identifying any Material Conflicts of Interest

(d)	reporting to the Proxy Officer if needed

(e)	contacting the client if needed

Actions to be Taken by Gargoyle. The Proxy Officer shall review and approve on a regular basis all Gargoyle Voting Decisions. The Proxy Officer will, with respect to each Voting Decision,:

•	receive and process each proxy solicitation in each such Account, including identifying it, actions taken and client notifications in the Gargoyle records;

•	monitor company developments with respect to the solicitation;

•	check the Conflicts List, if any;

•	identify if there is a Material Conflict of Interest;

•	make the Voting Decision where there is no Material Conflict of Interest;

•	maintain a copy of the Voting Decision;

•	if there is a Material Conflict of Interest, report it to the CCO;

•	contact the client for pre-approval, if applicable;

•	process the paperwork;

•	update the Gargoyle records in accordance with the record keeping requirements set forth below.

Notifying the Clients. Each Gargoyle client will, at the time any account is opened, will be provided notification as to the Gargoyle policies and procedures for voting proxies via the Advisors Disclosure Brochure.

In addition, each Gargoyle client with a Voting Authority Account will be informed upon request as to the Voting Decision taken on any proxy solicited. This information may be included in other information being sent to the client by Gargoyle or the account custodian.

Books and Records. Gargoyle shall, with respect to all clients for which it has Voting Authority, make and retain the following:

(a)	Copies of all policies and procedures required by SEC Rule 206(4)-6.

(b)	A copy of each proxy statement that Gargoyle receives regarding client securities. Gargoyle may satisfy this requirement by relying on a third party to make and retain, on its behalf, a copy of a proxy statement (provided that Gargoyle has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the SEC’s EDGAR system.

(c)	A record of each vote cast by Gargoyle on behalf of a client. Gargoyle may satisfy this requirement by relying on a third party to make and retain, on its behalf, a record of the vote cast (provided that Gargoyle has obtained an undertaking from the third party to provide a copy of the record promptly upon request).

(d)	A copy of any document created by Gargoyle that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.

(e)	A copy of each written client request for information on how Gargoyle voted proxies on behalf of the client, and a copy of any written response by Gargoyle to any (written or oral) client request for information on how Gargoyle voted proxies on behalf of the requesting client.

All these required books and records shall be maintained and preserved in an easily accessible place for a period of not less than five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Gargoyle.

DETERMINATION OF NET ASSET VALUE

As stated in the Prospectus, the net asset value per share of the Fund’s shares will be determined at the close of the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. ET, but the NYSE sometimes closes earlier) on each day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may, however, close on days not included in that announcement. The Fund is required to compute its net asset value on any day on which no order to purchase or redeem its shares is received. The daily net asset value may not reflect the closing market price for all futures contracts held by the Fund, if any, because the markets for certain futures contracts close shortly after the time net asset value is calculated.

Fixed-income securities, including short term securities, for which market quotations are readily available, are valued at prices as provided by independent pricing vendors or quotations from broker-dealers. The Fund receives pricing information from independent pricing vendors approved by the Board of Trustees. The Fund may also use what they refer to as a “benchmark pricing system” to the extent vendors’ prices for securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser initially selects a proxy comprised of a relevant security (i.e., U.S. Treasury Note) or benchmark (i.e., LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The Adviser adjusts the value of the security daily based on changes to the market price of the assigned benchmark. Once each month, the Adviser attempts to obtain from one or more dealers the prices for those benchmarked securities in order for the Adviser to review the effectiveness of the benchmark prices and to determine if any adjustment to the model is necessary. It is possible that the Adviser will be unable to obtain those broker quotes. Although the Adviser believes that benchmark pricing is the most reliable method for pricing securities not priced by pricing services, there is no assurance that the benchmark price reflects the actual price for which the Fund could sell a security. The accuracy of benchmark pricing depends on the judgment of one or more market makers regarding a security’s market price, as well as the choice of the appropriate benchmark, subject to review by the Adviser.

Fixed income securities can be complicated financial instruments. There are many methodologies (including computer based analytical modeling and “individual security evaluations”) available to generate approximations of their market value, and there is significant professional disagreement about which is best. No evaluation method may consistently generate approximations that correspond to actual “traded” prices of the instruments. Evaluations may not reflect the transaction price at which an investment can be purchased or sold in the market.

Equity securities, including depository receipts, are valued at the last reported sale price as reported by the respective stock exchange. Securities traded on the NASDAQ Stock Market (“NASDAQ”) are valued using the official closing prices as reported by NASDAQ. In cases where equity securities are traded on more than one exchange, the securities are valued using the prices from the respective primary exchange of each security. S&P 500 futures contracts generally are valued at the first sale price after 4:00 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange on which the applicable contract is traded. Changes to market closure times may alter when futures contracts are valued.

Trading in securities listed on foreign securities exchanges is normally completed before the close of regular trading on the NYSE. In addition, foreign securities trading may not take place on all NYSE business days and may occur on days on which the NYSE is not open. The Adviser values the foreign equity securities (exclusive of certain Latin American and Canadian equity securities) using a fair valuation methodology which is designed to address the effect of movements in the U.S. market on the securities traded on foreign exchanges that had been closed for a period of time due to time zone difference. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model is utilized each trading day and is not dependent on certain thresholds or triggers.

Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Foreign currency exchange transactions conducted on a spot basis are valued at the spot rate prevailing in the foreign exchange market.

Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board of Trustees. These guidelines generally take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Information that becomes known to the Fund or its agents after the net asset value has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the net asset value determined earlier that day. Valuing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more securities could be different from the actual value at which those securities could be sold in the market. Therefore, if a shareholder purchases or redeems shares in the Fund and the Fund holds securities priced at fair value, valuing a security at a fair value may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

The Adviser may delegate all or part of its valuation responsibility to the Sub-Adviser.

CONVERSION OF SHARES BETWEEN CLASSES

You will be permitted to convert shares between Class I Shares and Class N Shares of the Fund, provided that your investment meets the minimum initial investment requirements in the other class, that the shares of the other class are eligible for sale in your state of residence and that those shares are otherwise available for offer and sale. When an individual shareholder cannot meet the initial investment requirements of the other class, conversions of shares from one class to another class will be permitted if such a shareholder’s investment is normally aggregated with other shareholders’ requests, such as through a broker dealer’s omnibus account. Shareholders will not be charged any fees by the Fund for such conversions, nor shall any intermediary charge any fees for such conversions. Ongoing fees and expenses incurred by a given share class will differ from those of other share class, and a shareholder receiving new shares in an intra-Fund exchange may be subject to higher or lower total expenses following such exchange. Conversion transactions will be effected only into an identically registered account. Conversion transactions will not be treated as a redemption for federal income tax purposes. Shareholders should consult their tax advisors as to the federal, foreign, state and local tax consequences of an intra-Fund exchange. Such conversion transactions must be effected accordingly to other applicable law. The Fund also reserves the right to revise or terminate the conversion privilege, limit the amount or number of conversions or reject any conversion. A conversion of shares between Class I Shares and Class N Shares is exempt from the Frequent Trading Policy described in the prospectus.

REDEMPTION IN KIND

If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of readily marketable securities from the portfolio of the Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the IRC. The Fund is a regulated investment company, and if it distributes to its shareholders at least 90% of its investment company taxable income (including, for this purpose, its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), it will not be liable for federal income taxes to the extent its investment company taxable income and its net realized long-term capital gains, if any, are distributed to its shareholders. However, the Fund will be taxed on that portion of taxable net investment income and long-term and short-term capital gains that it retains. Furthermore, the Fund will be subject to U.S. corporate income tax (and possibly state or local income or franchise tax) with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet the 90% distribution requirement (unless certain cure provisions apply). There is no assurance that the Fund’s distributions will be sufficient to eliminate all taxes in all periods.

To qualify as a regulated investment company, in addition to the 90% distribution requirement described above, the Fund must: (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, net income from certain publicly traded partnerships, and gains from the sale or other disposition of stock or securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business in investing in such stock, securities or currencies, and (b) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s assets is represented by cash items, U.S. Government securities, securities of other regulated investment companies and other securities, limited in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or in the securities of two or more issuers (other than U.S. Government securities or securities of other regulated investment companies) which the Fund controls (i.e., holds at least 20% of the combined voting power) and which are engaged in the same or similar trades or businesses or related trades or businesses or in the securities of certain publicly traded partnerships.

If the Fund invests in foreign currency or forward foreign exchange contracts, gains from such foreign currency and forward foreign exchange contracts relating to investments in stocks, securities or foreign currencies are considered to be qualifying income for purposes of the 90% gross income test described in clause (a) above, although regulations may require that such gains are directly related to the Fund’s principal business of investing in stock or securities. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency contracts will be valued for purposes of the asset diversification requirements applicable to the Fund described in clause (c) above. Until such time as these uncertainties are resolved, the Fund will utilize the more conservative, or limited, definition or approach with respect to determining permissible investments in its portfolio.

Investments in foreign currencies, forward contracts, options, futures contracts and options thereon may subject the Fund to special provisions of the IRC that may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to a Fund, and may defer Fund losses. These rules also (a) could require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they had been closed out in a fully taxable transaction) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Under the IRC certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “qualifying dividend” to instead be taxed at the tax rate applicable to ordinary income.

Under the IRC, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the IRC as “section 988” gains and losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder’s basis in its shares of the Fund.

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs primarily invest directly in real property and derive income from the collection of rents. Equity REITs may also sell properties that have appreciated in value and thereby realize capital gains. Mortgage REITs invest primarily in real estate mortgages and derive income from interest payments. Like regulated investment companies, REITs are not taxed on income distributed to shareholders if the REITs comply with IRC requirements.

REITs pay distributions to their shareholders based upon available cash flow from operations. In many cases, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its earnings and profits. Distributions received from a REIT do not qualify for the intercorporate dividends received deductions and are taxable as ordinary income to the extent of the REIT’s earnings and profits. In addition, ordinary income distributions from a REIT generally do not qualify for the lower rate on qualified dividend income. Distributions in excess of a REIT’s earnings and profits are designated as return of capital and are generally not taxable to shareholders. However, return of capital distributions reduce tax basis in the REIT shares. Once a shareholder’s cost basis is reduced to zero, any return of capital is taxable as a capital gain. The Fund intends to include the gross dividends received from such REITs in their distributions to shareholders, and accordingly, a portion of that fund’s distributions may also be designated as a return of capital.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund to extend the deadline for issuance of Forms 1099-DIV.

Under a notice issued by the IRS, the IRC and Treasury regulations to be issued, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (REMICs) or equity interests in a “taxable mortgage pool” (referred to in the IRC as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a REIT.

As a general rule, the Fund’s gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Fund has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Furthermore, as a general rule, a shareholder’s gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if the shareholder has held his or her Fund shares for more than one year and will be a short-term capital gain or loss if he or she has held his or her Fund shares for one year or less. For federal, state and local income tax purposes, an exchange by a shareholder of shares in one Fund for shares in another Fund will be treated as a taxable sale for a purchase price equal to the fair market value of the shares received.

Any loss realized on the disposition by a shareholder of its shares in the Fund will be disallowed to the extent the shares disposed of are replaced with other Fund shares, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a period (of 61 days) beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends (as defined below) received by the shareholder with respect to such share.

The Fund (or its administrative agents) is required to report to the Internal Revenue Service and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first in, first out”) or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Shareholders should consult with their tax advisers to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

Any realized gains will be distributed as described in the Prospectus. See “Distributions and Taxes” in the Prospectus. Distributions of long-term capital gains (“capital gain dividends”), if any, will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed to shareholders after the close of the Fund’s prior taxable year. Current tax law generally provides for a maximum tax rate for individual taxpayers of 20% on long-term capital gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers.

Note that distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividend interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemption or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of a trust or estate) exceeds certain threshold amounts.

The Fund may be subject to taxes in foreign countries in which each invests. Tax conventions between certain countries and the U. S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, that fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by that fund. If that fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by that fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund’s PFIC stock at the end of each taxable year (and on certain other dates prescribed in the IRC) with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund’s intention to qualify annually as a regulated investment company may limit the Fund’s elections with respect to PFIC stock.

Although not required to do so, it is likely that the Fund will choose to make the mark to market election with respect to PFIC stock acquired and held. If this election is made, the Fund may be required to make ordinary dividend distributions to its shareholders based on the Fund’s unrealized gains for which no cash has been generated through disposition or sale of the shares of PFIC stock.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

In computing its net taxable (and distributable) income and/or gains, the Fund may choose to take a dividend paid deduction for a portion of the proceeds paid to redeeming shareholders. This method (sometimes referred to as “equalization”) would permit the Fund to avoid distributing to continuing shareholders taxable dividends representing earnings included in the net asset value of shares redeemed. Using this method will not affect the Fund’s total return. Since there are some unresolved technical tax issues relating to use of equalization by the Fund, there can be no assurance that the Internal Revenue Service will agree with the Fund’s methodology and/or calculations which could possibly result in the imposition of tax, interest or penalties on the Fund.

Under the IRC, a nondeductible excise tax of 4% is imposed on the Fund to the extent the Fund does not distribute by the end of any calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for that calendar year and at least 98.2% of the amount of its net capital gains (both long-term and short-term) for the one-year period ending on October 31 of such calendar year (or December 31 if the Fund so elects), plus any undistributed amounts of taxable income for prior years. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. The Fund intends to meet these distribution requirements to avoid the excise tax liability.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made to shareholders of record in such a month are treated as paid and are taxable as of December 31, provided that the Fund pays the dividend during January of the following year. The Fund may make taxable distributions even during periods in which share prices have declined.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that it has provided a correct taxpayer identification number and that it is not subject to “backup withholding,” then the shareholder may be subject to a 28% “backup withholding” tax with respect to: (a) taxable dividends and distributions, and, (b) the proceeds of any redemptions of Fund shares. An individual’s taxpayer identification number is his social security number. The 28% “backup withholding” tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.

Dividends to shareholders who are non-resident aliens or foreign entities (“foreign shareholders”) will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders should consult their own tax advisers. Note that the preferential rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

For taxable years beginning before January 1, 2015 (unless further extended by Congress), properly designated dividends received by a foreign shareholder are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). There can be no assurance as to whether or not legislation will be enacted to extend this exemption. However, even if such legislation is enacted, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholdings are required.

Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), a foreign shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If the Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. After December 31, 2013, the same rule applies to dispositions of Fund shares by foreign shareholders but without regard to whether the Fund is domestically controlled. The Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

The IRC provides a look-through rule for distributions of FIRPTA gain by a regulated investment company if all of the following requirements are met: (i) the regulated investment company is classified as a “qualified investment entity” (which includes a regulated investment company if, in general more than 50% of the regulated investment company’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a foreign shareholder that owns more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Even if a foreign shareholder does not own more than 5% of a Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

These rules apply to dividends paid by the Fund before January 1, 2014 (unless such sunset date is extended or made permanent). After such sunset date, Fund distributions from a REIT attributable to gain from the disposition of a U.S. real property interest will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a “qualified investment entity.”

Foreign shareholders may also be subject to U.S. estate tax with respect to their Fund shares.

The Fund may gain exposure to the commodities markets through investments in commodity-linked derivative instruments. The IRS issued Revenue Ruling 2006-1 which concluded that income and gains from certain commodity-linked derivatives is not qualifying income under Subchapter M of the IRC. As a result, the Fund’s ability to invest directly in commodity-linked swaps as part of its investment strategy is limited by the requirement that it receive no more than 10% of its gross income from such investments.

However, in Revenue Ruling 2006-31, the IRS indicated that income from alternative investment instruments (such as certain structured notes) that create commodity exposure may be considered qualifying income under the IRC. The IRS subsequently issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income and that income derived from a fund’s investment in a controlled foreign corporation (“CFC”) also will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked swaps. The Fund seeks to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in the Subsidiary. The Fund has received a private letter ruling from the IRS confirming that income from the Fund’s investment in the Subsidiary and income derived from certain commodity index-linked notes will constitute “qualifying income” for purposes of Subchapter M.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in the Prospectus and this Statement of Additional Information.

The foregoing is a general and abbreviated summary of the applicable provisions of the IRC and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent IRC sections and the Treasury Regulations promulgated thereunder. The IRC and these Regulations are subject to change by legislative or administrative action.

Each shareholder will receive annual information from its Fund regarding the tax status of Fund distributions. Shareholders are urged to consult their attorneys or tax advisers with respect to the applicability of federal, state, local, estate and gift taxes and non-U.S. taxes to their investment in the Fund.

SHARES AND VOTING RIGHTS

The Fund offers two classes of shares: Class I shares and Class N shares. Class I shares are offered at the current net asset value. Class N shares are also offered at the current net asset value, but will be subject to distribution or service fees imposed under the Distribution Plan. Shares of each class of the Fund represents an equal proportionate share in the assets, liabilities, income and expenses of the Fund and, generally, have identical voting, dividend, liquidation, and other rights, other than the payment of distribution or service fees imposed under the Distribution Plan. All shares issued are fully paid and nonassessable and have no preemptive or conversion rights. Each share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. As a Delaware statutory trust, the on is not required to hold an annual shareholder meeting. Shareholder approval will be sought only for certain changes in the operation of the Fund, including for the election of Trustees under certain circumstances. Any of the Trustees may be removed with or without cause by the affirmative vote of the shareholders of two thirds (2/3) of the shares. All shares of all series and classes will vote together as a single class except (i) when a separate vote of a series or class is required by the 1940 Act or other applicable law (provided that where such separate vote requirement applies to more than one series or class and the interests of each such series or class in the matter are identical, shares of all such affected series or classes may, as determined by the Trustees, vote together as a single class); and (ii) for matters that do not affect the interests of a particular series or class, only the holders of shares of the one or more affected series or classes shall be entitled to vote. There is no cumulative voting in the election of Trustees.

FINANCIAL STATEMENTS

The audited financial statements for the RiverPark/Gargoyle Hedged Value Fund, a series of RiverPark Funds Trust (the “Predecessor Fund”), for the fiscal year ended September 30, 2014, and the report from its independent registered public accounting firm, is incorporated by reference from its annual report. The annual report for the Predecessor Fund is available upon request and without charge by calling (800) 241-4671, or by visiting the Fund’s website at www.TCW.com.

The following financial statement of the Fund was audited by the Fund’s independent registered public accounting firm, Deloitte & Touche LLP:

TCW/Gargoyle Hedged Value Fund

Statement of Assets and Liabilities

March 13, 2015

Assets
Cash	$100,000

Total assets	$100,000

Net Assets Consist of:
Paid-in Capital	$100,000

Capital Shares Outstanding (1):
I Class Shares	5,000

N Class Shares	5,000

Net Asset Value Per Share
I Class Shares	$10.00

N Class Shares	$10.00

(1)	The Fund is authorized to issue unlimited number of shares, with no par value.

TCW/Gargoyle Hedged Value Fund

Notes to Statement of Assets and Liabilities

March 13, 2015

1. Organization

TCW Alternative Funds (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). The Company was organized as a Delaware statutory trust on August 20, 2014. The Company currently offers a Fund named TCW/Gargoyle Hedged Value Fund (the “Fund”). The Fund did not have any operations from that date until March 13, 2015, other than those relating to organizational matters and registration of its shares under applicable securities law.

The investment objective of the Fund is to seek long-term capital appreciation while exposing investors to less volatility than in a stand-alone stock portfolio.

TCW Investment Management Company, (the ‘‘Adviser’’), serves as the investment adviser to the Fund and is registered under the Investment Advisers Act of 1940, as amended. The Adviser has retained the Gargoyle Investment Advisor LLC, (the “Sub Adviser”), to serve as the sub-adviser of the Fund pursuant to the sub-advisory agreement.

2. Summary of Significant Accounting Policies

Basis of Accounting and Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The following is a summary of significant accounting policies used in preparing the financial statements.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

Cash

Cash includes cash held or deposited in bank accounts. The Fund deposits cash with a high quality financial institution.

Federal Income Taxes

It is the policy of the Fund to qualify as a regulated investment company, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Organizational Expenses

The Advisor has agreed to bear all organization and offering expenses of the Fund prior to March 13, 2015.

3. Fund Management Fees and Other Expenses

The Fund pays to the Adviser, as compensation for services rendered, facilities furnished and expenses borne by it, a management fee of 0.90% of the Fund’s net assets calculated on a daily basis. The Adviser limits the operating expenses of the Fund, pursuant to an expense agreement, not to exceed 1.25% of the I Class average daily net assets and 1.50% of the N Class average daily net assets on an annualized basis. This contractual fee waiver/expense reimbursement will remain in place through October 31, 2016. During this term, only the Board of Trustees may terminate or modify the terms of the agreement. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to any applicable expense caps at the time of recoupment or at the time of waiver and/or reimbursement, whichever is lower.

4. Indemnification

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects this risk of loss due to these warranties and indemnities to be remote.

TCW/Gargoyle Hedged Value Fund

Report of Independent Registered Public Accounting Firm

March 13, 2015

To the Shareholders and Board of

TCW Alternative Funds:

We have audited the accompanying statement of assets and liabilities of the TCW/Gargoyle Hedged Value Fund, one of the funds constituting TCW Alternative Funds (the “Fund”) as of March 13, 2015. This statement of assets and liabilities is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the statement of assets and liabilities based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the TCW/Gargoyle Hedged Value Fund of the TCW Alternative Fund as of March 13, 2015, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Los Angeles, California

April 6, 2015

APPENDIX A

Description of S&P and Moody’s Credit Ratings

S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Long-Term Issue Credit Ratings*

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A-1

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

*	Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Short-Term Issue Credit Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

A-2

TCW ALTERNATIVE FUNDS

PART C: OTHER INFORMATION

Item 28.	Exhibits

(a)(1)	Certificate of Trust(1)

(a)(2)	Certificate of Amendment to Certificate of Trust(2)

(a)(3)	Declaration of Trust(1)

(a)(4)	Form of Amended and Restated Agreement and Declaration of Trust(2)

(b)	Form of By-Laws(2)

(c)	See Articles II and VI of Amended and Restated Agreement and Declaration of Trust(2)

(d)(1)	Form of Investment Advisory and Management Agreement between the Registrant and TCW Investment Management Company(2)

(d)(2)	Form of Investment Sub-Advisory Agreement between TCW Investment Management Company and Gargoyle Investment Advisor L.L.C.(2)

(e)	Form of Distribution Agreement between the Registrant and TCW Funds Distributors(2)

(f)	Not Applicable.

(g)	Form of Custody Agreement between the Registrant and The Bank of New York Mellon(4)

(h)(1)	Form of Transfer Agency and Shareholder Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc.(4)

(h)(2)	Form of Fund Administration and Accounting Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc.(4)

(h)(3)	Form of Operating Expenses Agreement for TCW/Gargoyle Hedged Value Fund(2)

(i)	Opinion of Counsel(3)

(j)	Consent of Deloitte & Touche LLP(3)

(k)	Not applicable.

(l)	Form of Subscription Agreement (initial seed capital only)(2)

(m)	Form of Share Marketing Plan (Rule 12b-1 Plan)(2)

(n)	Form of Multiple Class Plan(2)

(o)	Reserved.

(p)(1)	Code of Ethics of the Registrant(2)

(p)(2)	TCW Code of Ethics (covering TCW Investment Management Company and TCW Funds Distributors)(2)

(q)(1)	Power of Attorney for Patrick C. Haden(2)

(q)(2)	Power of Attorney for Peter McMillan(2)

(q)(3)	Power of Attorney for Andrew Tarica(2)

(q)(4)	Power of Attorney for Jess Ravich(2)

(q)(5)	Power of Attorney for David S. DeVito(2)

(q)(6)	Power of Attorney for Richard M. Villa(2)

(1)	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on January 23, 2015.
(2)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed on March 10, 2015.
(3)	Filed herewith.
(4)	To be file by amendment.

1

Item 29.	Persons Controlled by or Under Common Control with the Fund

In addition to the Registrant, TCW Investment Management Company (the “Adviser”), or an affiliate of the Adviser, also serves as the investment adviser to the following funds, each of which is under common control with the Registrant: TCW Strategic Income Fund, Inc., a closed-end investment management company incorporated in Maryland; TCW Funds, Inc., an open-end investment management company incorporated in Maryland; Metropolitan West Funds, a Delaware statutory trust; TCW Direct Lending LLC, a Delaware corporation; TCW Leveraged Income Trust II, L.P., a Delaware limited partnership; TCW Leveraged Income Trust, L.P., a Delaware limited partnership; and TCW Funds, a Luxembourg société d’investissement à capital variable.

The Adviser is a 100% owned subsidiary of The TCW Group, Inc. (formerly TCW Management Company), a Nevada corporation. The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. The Carlyle Group, LP (“Carlyle”) may be deemed to be a control person of the Adviser by reason of its control of certain investment funds that indirectly control more than 25% of the voting stock of The TCW Group, Inc. Other investment adviser and broker-dealer entities under common control with the Adviser as subsidiaries of The TCW Group, Inc. include: TCW Funds Distributors (a California entity and a registered-broker-dealer), TCW Asset Management Company (a California corporation and a registered investment adviser), Metropolitan West Asset Management LLC (a California limited liability company and a registered investment adviser) and Trust Company of the West (a California licensed trust company). Carlyle also controls various other pooled investment vehicles and, indirectly, many of the portfolio companies owned by those funds.

Item 30.	Indemnification

Sections 8.4, 8.5 and 8.6 of the Registrant’s Amended and Restated Agreement and Declaration of Trust provide as follows:

Section 8.4 Indemnification. The Trust shall indemnify each of its Trustees, Advisory Board Members and officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each an “Indemnified Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding of any kind and nature whatsoever, whether brought in the right of the Trust or otherwise, and whether of a civil, criminal or administrative nature, before any court or administrative or legislative body, including any appeal therefrom, in which he or she may be involved as a party, potential party, non-party witness or otherwise or with which he may be threatened, while as an Indemnified Person or thereafter, by reason of being or having been such an Indemnified Person, except that no Indemnified Person shall be indemnified pursuant to this Section 8.4 against any liability to the Trust or its Shareholders to which such Indemnified Person would otherwise be subject by reason of bad faith, willful misconduct or gross

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negligence (such willful misconduct, bad faith or gross negligence being referred to herein as “Disabling Conduct”). Expenses, including accountants’ and counsel fees so incurred by any such Indemnified Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust or a Series in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and either (i) such Indemnified Person provides security for such undertaking, (ii) the Trust is insured against losses arising by reason of such payment, or (iii) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Indemnified Person ultimately will be found entitled to indemnification.

Section 8.5 Indemnification Determinations. Indemnification of an Indemnified Person pursuant to Section 8.4 shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Indemnified Person was not liable by reason of Disabling Conduct or (b) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Indemnified Person was not liable by reason of Disabling Conduct.

Section 8.6 Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect or limit any other rights to which any such Indemnified Person may be entitled from the Trust or otherwise. As used in this Article VIII, “Indemnified Person” shall include such person’s heirs, executors and administrators, and a “disinterested, non-party Trustee” is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.

Item 31.	Business and Other Connections of the Investment Adviser

(a)	In addition to the Registrant, the Adviser serves as investment adviser or sub-adviser to a number of open-end and closed-end management investment companies that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), foreign investment companies, and private funds. The information required by this Item 31 with respect to the Adviser and each director, officer of partner of the Adviser is incorporated by reference to Form ADV (SEC File No. 801-29075) filed by the Adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

(b)	The information required by this Item 31 with respect to Gargoyle Investment Advisor L.L.C. (the “Sub-Adviser”) and each director, officer of partner of the Sub-Adviser is incorporated by reference to Form ADV (SEC File No. 801-71024) filed by the Sub-Adviser pursuant to the Advisers Act.

Item 32.	Principal Underwriters

(a)	TCW Funds Distributors serves as principal underwriter for the following investment company registered under the 1940 Act (other than the Registrant):

TCW Funds, Inc.

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(b)	The directors and officers of the TCW Funds Distributors are as follows:

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices With the Registrant

David B. Lippman	Director, President & Chief Executive Officer	None

David S. DeVito	Director	President and Chief Executive Officer

Vincent J. Bencivenga	Managing Director & Assistant Secretary	None

Jeffrey A. Engelsman	Chief Compliance Officer	Chief Compliance Officer

Meredith S. Jackson	Director	Senior Vice President, General Counsel and Secretary

Joseph T. Magpayo	Managing Director	None

James G. Krause	Chief Financial Officer & Senior Vice President	None

*	The principal business address is 865 South Figueroa Street, Los Angeles, CA 90017.

(c)	Not applicable.

Item 33.	Location of Accounts and Records

Unless otherwise stated below, the books or other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are in the physical possession of:

TCW Alternative Funds

865 South Figueroa Street

Los Angeles, CA 90017

Rule	Location of Required Records
31a-l(b)(2)(c)	N/A

31a-l(b)(2)(d)	BNY Mellon Investment Servicing (US) Inc. 760 Moore Road King of Prussia, PA 19406

31a-l(b)(4)-(6)	TCW Investment Management Company 865 South Figueroa Street Los Angeles, CA 90017

31a-1(b)(9)-(11)	TCW Investment Management Company 865 South Figueroa Street Los Angeles, CA 90017

Item 34.	Management Services

Not applicable.

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Item 35. Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this Pre-Effective Amendment No. 2 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, and State of California on the day of April 6, 2015.

TCW ALTERNATIVE FUNDS

By:	/s/ Patrick W. Dennis
Patrick W. Dennis, Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ David S. DeVito	President and Chief Executive Officer	April 6, 2015
David S. DeVito

/s/ Richard M. Villa	Treasurer	April 6, 2015
Richard M. Villa

* /s/ Patrick C. Haden	Trustee	April 6, 2015
Patrick C. Haden

* /s/ Peter McMillan	Trustee	April 6, 2015
Peter McMillan

* /s/ Andrew Tarica	Trustee	April 6, 2015
Andrew Tarica

* /s/ Jess Ravich	Trustee	April 6, 2015
Jess Ravich

* By:	/s/ Patrick W. Dennis as Attorney-in-Fact and Agent pursuant to Power of Attorney

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TCW ALTERNATIVE FUNDS

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

(i)	Opinion of Counsel

(j)	Consent of Deloitte & Touche LLP

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